UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23384

Eagle Point Income Company Inc.

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Income Company Inc.

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Philip Hinkle
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders

The Annual Report to stockholders of Eagle Point Income Company Inc. (the “Company”) for the year ended December 31, 2020 is filed herewith.

EAGLE POINT INCOME COMPANY

2020 STOCKHOLDER LETTER AND ANNUAL REPORT

NYSE SYMBOL: EIC

Dear Fellow Stockholders:

We are pleased to provide you with the enclosed report of Eagle Point Income Company Inc. (“we,” “us,” “our” or the “Company”) for the fiscal year ended December 31, 2020.

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve these objectives by investing primarily in junior debt tranches of collateralized loan obligations (“CLOs”). We focus on CLO debt tranches rated “BB” (e.g., BB+, BB or BB-, or their equivalent). In addition, the Company may invest up to 20% of its total assets (at the time of investment) in CLO equity securities and related securities and instruments. The Company may also invest in other securities and instruments that are consistent with our investment objectives.

While the CLO market continues to command attention from investors worldwide, we believe the CLO market, and CLO junior debt in particular, remains inefficient and attractive. We firmly believe that in less efficient markets, specialization matters and the Company benefits from the investment experience of Eagle Point Income Management LLC (our “Adviser”), which applies its proprietary, private equity style investment process to this fixed income market. This process seeks to maximize returns while mitigating potential risks.

As of December 31, 2020, our Adviser, collectively with its affiliate Eagle Point Credit Management LLC (together with our Adviser, “Eagle Point”), has approximately $4.1 billion of assets under management (inclusive of undrawn capital commitments). We believe the scale and experience of Eagle Point in CLO investing provides the Company with meaningful advantages.

2020 was a year of records and extremes, but also in our view another validation of the resiliency of the CLO asset class, and our portfolio in particular. We continue to confidently believe that our portfolio is positioned to both withstand and take advantage of periods of extreme volatility (and market recovery), creating strong cash flow from our investments and long-term value for our investors.

During the earliest (and perhaps most uncertain) portion of the pandemic in March 2020, we closely managed our portfolio and sold certain holdings with a goal of de-leveraging our balance sheet. While we experienced realized losses in the first quarter as part of that approach, we believe our proactive management enabled us to navigate the depths of the crisis and end the year with a favorable outlook going into 2021. From March 31, 2020 through the end of the year, the net asset value (“NAV”) per share of our common stock rose 88%.

Importantly, despite the pandemic, throughout 2020, all of our CLO equity holdings paid as scheduled and all but one of our CLO debt holdings did the same. The one CLO debt holding that deferred interest has since repaid the deferral, including paying us interest on the deferred interest, and is now fully current.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	1

Our net investment income (“NII”) attributable to CLO debt securities is impacted by changes in 3-month Libor because all of our CLO debt securities pay a floating coupon based on Libor. Whereas that rate was 1.91% at the beginning of the year, it fell precipitously in 2020, and ended the year at 0.24%. This decline hurt our earnings power during the year. Changes in Libor also have the potential to impact NII on CLO equity investments.

Importantly, however, with many of our CLO debt securities having a floor of 0% on Libor, we are close to the point where the only rate-based impact on the income from such investments would be to the upside. This compares to fixed rate corporate bonds, which generally fall in value when interests rates rise.

As of February 9, 2021, we have $11 million in cash and available borrowing capacity on our balance sheet. We believe our portfolio remains cheap relative to its long-term fundamental value, and remain confident in the construction and long-term value of our portfolio. The weighted average expected yield of our CLO junior debt and equity portfolio, based on market value, was 9.03% as of December 31, 2020.

As of December 31, 2020, despite a year of time decay, the weighted average remaining reinvestment period of our CLO debt and equity portfolio stands at 2.9 years. This compares to 3.4 years as of December 31, 2019. We believe our CLO portfolio’s relatively long remaining reinvestment period is an important risk mitigant.

As of January 31, 2021, management’s unaudited estimate of the range of the Company’s NAV per common share was between $17.22 and $17.26. The midpoint of this range represents an increase of 2.1% compared to the NAV per common share as of December 31, 2020.

Company Overview

Common Stock

The Company’s common stock trades on the New York Stock Exchange (“NYSE”) under the symbol “EIC.” As of December 31, 2020, the NAV per share of the Company’s common stock was $16.89. The trading price of our common stock may, and often does, differ from NAV per share.

The closing price per share of our common stock was $14.41 on December 31, 2020, representing a 14.68% discount to NAV per share as of such date.1

As of February 9, 2021, the closing price per share of common stock was $15.09, a discount of 12.47% compared to the midpoint of management’s unaudited and estimated NAV range of

[1]	An investment company trades at a premium when the market price at which its shares trade is more than its net asset value per share. Alternatively, an investment company trades at a discount when the market price at which its shares trade is less than its net asset value per share.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	2

$17.22 to $17.26 as of January 31, 2021. We are keenly aware that our common stock is trading at a discount to NAV and believe there are a number of levers available which may help the Company’s common stock price over time.

During the year ended December 31, 2020, the Company declared and paid to common stockholders aggregate distributions, including special distributions, totaling $1.4978 per share of common stock. An investor who purchased common stock as part of our IPO in July 2019 has received total cash distributions of $2.1829 per share through December 31, 2020. A portion of these distributions was comprised of a return of capital.2

For the year ended December 31, 2020, the Company recorded NII of $1.27 per weighted average common share.3 When including realized capital losses, which were realized when de-leveraging the balance sheet due to the COVID pandemic, the Company recorded NII and realized capital losses of -$1.12 per weighted average common share for the year.

On April 1, 2020, the Company announced a reduction in the quarterly distribution run-rate to $0.24 per common share, paid monthly at $0.08 per common share. This was not a decision undertaken lightly and was made only after meaningful consideration of the worldwide economic uncertainty caused by COVID-19, with a goal of further strengthening the Company’s liquidity profile.

For the second through fourth quarters of 2020, the Company recorded NII and realized capital gains above the updated distribution level. In recognition of this and reflecting our confidence in the future, the Company announced earlier this month an increase in our quarterly distribution. Effective April 2021, our quarterly distribution rate will be $0.255 per common share, paid monthly at $0.085 per common share. This is a 6.25% increase from the prior $0.08 per common share. Our NII and realized gains/losses from each of the second, third and fourth quarters of 2020 were higher than this increased distribution rate.

In connection with our at-the-market offering program, the Company sold 88,185 shares of our common stock during the year ended December 31, 2020 for total net proceeds to the Company of approximately $0.9 million.

[2]	To date, as noted on the Company’s website, a portion of certain such distributions has been estimated to be a return of capital. The actual components of the Company’s distributions for U.S. tax reporting purposes can only be finally determined as of the end of each fiscal year of the Company and are thereafter reported on Form 1099-DIV. For the fiscal period ending December 31, 2020, as reported on the Company’s 2020 Form 1099-DIV, distributions made by the Company were comprised of a return of capital, as calculated on a per share basis, of 12.2%. A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Company’s investment performance and should not be confused with “yield” or “income”. Future distributions may consist of a return of capital. Not a guarantee of future distributions or yield.
[3]	“Weighted average common share” is calculated based on the average daily number of shares of common stock outstanding during the period and “per common share” refers to per share of the Company’s common stock.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	3

We also want to highlight the Company’s dividend reinvestment plan for common stockholders. This plan allows common stockholders to have their distributions automatically reinvested into new shares of common stock. If the prevailing market price of our common stock exceeds our NAV per share, such reinvestment is at a discount (up to five percent) to the prevailing market price. We encourage all common stockholders to carefully review the terms of the plan, as they have changed since the 2019 annual report. See “Dividend Reinvestment Plan” in the enclosed report.

Leverage

As of December 31, 2020, we had $14.8 million in outstanding borrowings from the Company’s $30 million revolving credit facility. This represents leverage of 12.6% of total assets (less current liabilities).

Over the long term, management expects the Company to operate under normal market conditions generally with leverage of approximately 20% of total assets. Based on applicable market conditions at any given time, or should significant opportunities present themselves, the Company may incur leverage in excess of this amount, subject to applicable regulatory and contractual limits.

Monthly Common Distributions

The Company declared three monthly distributions of $0.1326 per share of common stock from January 2020 through March 2020, and nine monthly distributions of $0.08 per share of common stock from April 2020 through December 2020. Along with $0.38 per share in special distributions, the Company distributed a cumulative $1.4978 per share of common stock in 2020.4

In February 2021, the Company declared an increase in the monthly distribution to $0.085 per share of common stock, effective April 2021.

We intend to continue declaring monthly distributions on shares of our common stock, although we note that the actual frequency, components and amount of such distributions are subject to variation over time.

[4]	A portion of certain such distributions has been estimated to be a return of capital. See footnote 2.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	4

Portfolio Overview

2020 Portfolio Update

For the year ended December 31, 2020, the Company generated NII from our portfolio of $7.7 million, or approximately $1.27 per weighted average common share.

For the year ended December 31, 2020, the Company made 18 new CLO debt and equity investments with total purchase proceeds of approximately $30.2 million. The CLO debt purchased had a weighted average yield of 8.22% at the time of purchase. The CLO equity securities that we purchased had a weighted average effective yield (“WAEY”) of 19.64% at the time of purchase.

As of December 31, 2020, we had 47 CLO investments in our portfolio, the vast majority of which are BB-rated (or the equivalent) CLO debt. The WAEY on the aggregate portfolio of CLO debt and equity investments was 9.03% as of such date.

For the year ended December 31, 2020, the Company had a decrease in net assets resulting from operations of $5.0 million, or $0.83 per weighted average common share (inclusive of unrealized gains and losses). This represents a return on our common equity of approximately -2.86% for the year ended December 31, 2020.5 While returns during 2020 were hurt by a precipitous drop in Libor and our prudent de-leveraging in the first quarter, we believe the portfolio is positioned favorably for the coming year.

Our Adviser continues to evaluate attractive investment opportunities on our behalf both in the primary and secondary markets. Maintaining exposure to varied CLO vintage periods remains a very important part of our investment approach.

Included within the enclosed report, you will find detailed portfolio information, including certain look-through information related to the underlying collateral characteristics of the investments that we held as of December 31, 2020.

[5]	Return on our common equity reflects the Company’s cumulative monthly performance net of applicable expenses and fees measured against beginning capital adjusted for any common equity issued during the period.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	5

Market Overview

Loan Market

Senior secured loans to larger US companies comprise the vast majority of our CLOs’ underlying portfolios. The Credit Suisse Leverage Loan Index6 (“CSLLI”), which is a broad index followed by many tracking the corporate loan market, generated a total return of 2.78% in 2020.

For 2020, the S&P 500 Index and Merrill Lynch High Yield Master II Index7 (“MLHYI”) generated returns of 18.40% and 6.17%, respectively.

While the path of performance in the loan market during 2020 did not follow a straight line, the resiliency of the asset class is impressive. Following a first quarter total return of -13% for the CSLLI, loans fully recovered through the balance of the year. While we often tout the structural benefits of CLOs, the raw material (loans) that underly CLO structures has also proven steadfast year over year from our perspective. Indeed, 2020 was the 27th year of positive total returns for the CSLLI in its 29 years of existence.

Performing loans priced below 80% (typically a price threshold indicative of distress) finished the year representing only 2.2% of the market, a dramatic improvement from their 57% market share on March 23, 2020, according to LCD. For further perspective, the percentage of below 80% loans in the market at year end is lower than the 3.8% at the beginning of 2020.

Rating agency activity was a prominent theme throughout 2020. The year recorded the largest amount of loan downgrades and upgrades in both number and volume. According to J.P. Morgan, 640 companies ($550 billion, or 47% of issuers) were downgraded in 2020. They also reported that 185 companies ($171 billion) were upgraded during the year. In the final three months of 2020, rating agency upgrades of loans outpaced loan downgrades.

The proportion of CCC-rated loans held by a CLO is an important metric, given the applicable concentration limits in CLO structures and implications for quarterly cash distributions. In 2020, the average CCC concentration in the CLO market peaked in May at 12%, up from 4% in February. Through November, this figure improved to 8% thanks to a surge in loan prices, rating upgrades and sales of CCC loans by CLO collateral managers, according to data from Nomura. The upward momentum of the loan market reduced pressure on OC cushions in concert, and many CLOs came back onside of their junior OC tests, resuming quarterly cash distributions. At year-end, approximately 93% of CLOs were onside of their OC test, compared to just 75%

[6]	The CSLLI tracks the investable universe of the US dollar-denominated leveraged loan market. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index.
[7]	The Merrill Lynch US High Yield Master II Index tracks the performance of US dollar-denominated below investment grade corporate debt publicly issued in the US domestic market.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	6

of CLOs passing in May, according to Citi (at year-end, 100% of our portfolio was onside of their OC tests).

Retail loan funds experienced nearly consistent net outflows since the fourth quarter of 2018. According to J.P. Morgan8, for 2020, mutual funds and ETFs investing in U.S. leveraged loans pulled $27 billion from the asset class, compared to outflows of $38 billion in 2019. For much of the year, the demand for floating rate exposures from retail investors remained subdued given the current and future projections of a low, near-term interest rate environment. This trend reversed itself in December 2020, which was the first month with net inflows into retail loan funds since January 2020, according to LCD. That trend is continuing so far in 2021 as the outlook for rising rates becomes more widely held by investors.

The total size of the loan market remained substantially unchanged in 2020. According to LCD, total institutional loan issuance in 2020 was $287.8 billion, down 7% from 2019, while total institutional loans outstanding stood at $1.2 trillion as of December 31, 2020, roughly flat to where the market began the year.

The rate of loan defaults slowed as 2020 drew to a close. In January 2021, there were no corporate loan defaults or distressed transactions of loans. In fact, the three-month stretch from November 2020 to January 2021 was also the lightest stretch of combined defaults/distressed transactions since the three-month period ended September 2018.

The par-weighted default rate finished the year at 3.83%, compared to 1.39% in 2019 and the long-term default rate of 2.9%, according to LCD.9 Looking into 2021, major banks predict a weighted default rate of approximately 3.5%, down significantly from initial projections (published in the second quarter of 2020) that neared 10%. At the end of 2020, our underlying exposure to defaulted loans was only 0.59%.

During 2020, 18% of the loan market repaid at par. Par repayments are an important source of liquidity within CLOs, allowing them to reinvest, including in volatile periods, like those seen in 2020.

Only 8.2% of the loans in our underlying loan portfolio mature prior to 2024, providing the vast majority of our corporate borrowers with years of runway before their debt is due.

CLO Market

The CLO market tallied its own set of records throughout the course of the year. In the span of 9 months, spreads on CLO liabilities reached historically wide levels, before falling to levels approximately the same as those at the beginning of 2020. This represents one of the swiftest market recoveries on record. CLO AAAs began 2020 in the mid-130s (basis points), tightening

[8]	JPMorgan Chase & Co. North American Credit Research – JPM High Yield and Leveraged Loan Research (cumulative 2020 reports).

[9]	"Par-weighted default rate” represents the rate of obligors who fail to remain current on their loans based on the par amount.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	7

to 124 in the first quarter, before widening to the mid-190s at the end of June. Yet at year-end, CLO liabilities were almost exactly where they started, back in the mid-130s on December 31, according to S&P LCD. The tightening trend from the second half of 2020 has continued so far into 2021.

One theme that emerged in 2020, and notably one unrelated to pandemic-specific forces, was the entrance of new types of investors in the market for CLO AAA issuances. Historically, CLO AAA issuances have typically been anchored by U.S. and Japanese banking institutions. More recently, however, the asset class has seen a larger and more diversified group of investors, including a large number of insurance companies and asset managers. Competing bids by more players has likely contributed to tightening debt spreads within the new issue market, which has helped the value of our in-the-ground portfolio increase.

The CLO new issue market saw a boost of activity into year-end. Tightening CLO liabilities supported by a relatively healthy new issue loan market encouraged a number of market participants to issue CLOs before the end of 2020. According to S&P Capital IQ, total new US CLO issuance in 2020 was $93 billion, compared to $118 billion in the prior year. The final quarter of 2020 recorded the highest issuance for the asset class in the year at approximately $32 billion, according to LCD. Importantly, late 2020 saw many new issue CLOs return to the pre-pandemic norm of 5-year reinvestment and 2-year non-call structures. Static CLOs and new issue CLOs structured with 3-year (or shorter) reinvestment periods that defined the middle of 2020 have thankfully become far less prevalent in the market.

According to S&P Capital IQ, 96 CLO collateral managers in the US issued CLOs in 2020. This compares to 108 issuers in 2019.

As we look forward into 2021, our Adviser expects approximately $100 billion of primary CLO issuance, along with approximately $60 billion of resets and $75 billion of refinancing transactions.

Additional Information

In addition to the Company’s regulatory requirement to file certain quarterly and annual portfolio information as described further in the enclosed report, the Company makes certain unaudited portfolio information available each month on its website in addition to making certain other unaudited financial information available on its website (www.eaglepointincome.com). This information includes (1) an estimated range of the Company’s NII and realized capital gains or losses per share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s NAV per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) during the latter part of each month, an updated estimate of the Company’s NAV per share of common stock, if applicable, and, with respect to each

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	8

calendar quarter end, an updated estimate of the Company’s NII and realized capital gains or losses per share for the applicable quarter, if available.

Subsequent Developments

Management’s unaudited estimate of the range of the Company’s NAV per share of common stock was between $17.22 and $17.26 as of January 31, 2021. The midpoint of this range represents an increase of 2.1% compared to the NAV per common share as of December 31, 2020.

On January 29, 2021, the Company paid a monthly distribution of $0.08 per common share to stockholders of record on January 12, 2021. As previously announced, the Company declared distributions of $0.08 per common share payable on each of February 26, 2021 and March 31, 2021 to stockholders of record on February 12, 2021 and March 12, 2021, respectively.

Additionally, and as previously announced, the Company declared an increase in the monthly distribution to $0.085 per common share, payable on each of April 30, 2021, May 28, 2021 and June 30, 2021 to stockholders of record on April 12, 2021, May 10, 2021 and June 10, 2021, respectively.

As of February 9, 2021, the Company had $11.0 million of cash available for investment, inclusive of the undrawn commitment in the revolving credit facility.

* * * * *

Management remains keenly focused on continuing to create value for our stockholders. We appreciate the trust and confidence our fellow stockholders have placed in the Company.

Thomas Majewski

Chairman and Chief Executive Officer

This letter is intended to assist stockholders in understanding the Company’s performance during the twelve months ended December 31, 2020. The views and opinions in this letter were current as of February 9, 2021. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Company undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this stockholder letter and you should not consider information contained on our website to be part of this stockholder letter or any other report we file with the Securities and Exchange Commission.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	9

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Eagle Point Income Company Inc.
Annual Report – December 31, 2020

Please see footnote disclosures on page 8.	1

Important Information about this Report and Eagle Point Income Company Inc.

This report is transmitted to the stockholders of Eagle Point Income Company Inc. (“we”, “us”, “our” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Income Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of December 31, 2020. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither the Adviser nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

Eagle Point Income Company Inc.

The following information in this annual report is a summary of certain changes during the fiscal year ended December 31, 2020. This information may not reflect all of the changes that have occurred since you purchased shares of our common stock.

During the applicable period, there have been: (i) no material changes to the Company’s investment objectives and policies that have not been approved by shareholders, (ii) no material changes to the Company’s principal risks, (iii) no changes to the persons primarily responsible for day-to-day management of the Company; and (iv) no changes to the Company’s charter or bylaws that would delay or prevent a change of control of the Company.

Investment Objectives and Strategies

We are an externally managed, non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). We have elected to be treated, and intend to qualify annually, as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue

2

Code of 1986, as amended, or the “Code,” beginning with our tax year ended December 31, 2018. We were formed on September 28, 2018 as EP Income Company LLC, a Delaware limited liability company, and converted into a Delaware corporation on October 16, 2018.

Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in junior debt tranches of CLOs, that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. We focus on CLO debt tranches rated “BB” (e.g., BB+, BB or BB-, or their equivalent) by Moody’s, S&P, or Fitch, and/or other applicable nationally recognized statistical rating organizations. We may also invest in other junior debt tranches of CLOs, senior debt tranches of CLOs and other related securities and instruments. In addition, we may invest up to 20% of our total assets (at the time of investment) in CLO equity securities and related securities and instruments. We expect our investments in CLO equity securities to primarily reflect minority ownership positions. We may also invest in other securities and instruments that the Adviser believes are consistent with our investment objectives such as securities issued by other securitization vehicles (such as collateralized bond obligations or “CBOs”). The amount that we will invest in other securities and instruments, which may include investments in debt and other securities issued by CLOs collateralized by non-U.S. loans or securities of other collective investment vehicles, will vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on the Adviser’s assessment of prevailing market conditions. The CLO securities in which we primarily seek to invest are rated below investment grade or, in the case of CLO equity securities, are unrated and are considered speculative with respect to timely payment of interest and repayment of principal. Below investment grade and unrated securities are also sometimes referred to as “junk” securities.

These investment objectives are not fundamental policies of ours and may be changed by our board of directors without prior approval of our stockholders.

Investment Restrictions

Our investment objectives and our investment policies and strategies, except for the eight investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the board of directors without stockholder approval.

The following eight investment restrictions are designated as fundamental policies and, as such, cannot be changed without the approval of the holders of a majority of our outstanding voting securities:

1.	We may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;
2.	We may not engage in the business of underwriting securities issued by others, except to the extent that we may be deemed to be an underwriter in connection with the disposition of portfolio securities;
3.	We may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;
4.	We may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that we reserve freedom of action to hold and to sell real estate acquired as a result of our ownership of securities;
5.	We may not make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) shall not constitute loans by us;
6.	We may not issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

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7.	We may not invest in any security if as a result of such investment, 25% or more of the value of our total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of industries except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to us from the provisions of the 1940 Act, as amended from time to time. For purposes of this restriction, in the case of investments in loan participations between us and a bank or other lending institution participating out the loan, we will treat both the lending bank or other lending institution and the borrower as “issuers.” For purposes of this restriction, an investment in a CLO, collateralized bond obligation, collateralized debt obligation or a swap or other derivative will be considered to be an investment in the industry or group of industries (if any) of the underlying or reference security, instrument or asset; and
8.	We may not engage in short sales, purchases on margin, or the writing of put or call options, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction.

The latter part of certain of our fundamental investment restrictions (i.e., the references to “except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction”) provides us with flexibility to change our limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow our board of directors to respond efficiently to these kinds of developments without the delay and expense of a stockholder meeting.

Whenever an investment policy or investment restriction set forth in this report or in our prospectus states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of our acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Adviser if the security is not rated by a rating agency) will not compel us to dispose of such security or other asset. Notwithstanding the foregoing, we must always be in compliance with the borrowing policies set forth above.

Risk Factors

The value of our assets, as well as the market price of our securities, will fluctuate. Our investments should be considered risky, and you may lose all or part of your investment in us. Investors should consider their financial situation and needs, other investments, investment goals, investment experience, time horizons, liquidity needs and risk tolerance before investing in our securities. An investment in our securities may be speculative in that it involves a high degree of risk and should not be considered a complete investment program. We are designed primarily as a long-term investment vehicle, and our securities are not an appropriate investment for a short-term trading strategy. We can offer no assurance that returns, if any, on our investments will be commensurate with the risk of investment in us, nor can we provide any assurance that enough appropriate investments that meet our investment criteria will be available.

The following is a summary of certain principal risks of an investment in us. See the section “Risk Factors” in our prospectus for a more complete discussion of the risks of investing in our securities, including certain risks not summarized below.

Key Personnel Risk. We are dependent upon the key personnel of the Adviser and certain of our Adviser’s affiliates for our future success.

Conflicts of Interest Risk. Our executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the senior investment team, have several conflicts of interest as a result of the other activities in which they engage.

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Interest Rate Risk. The price of certain of our investments may be significantly affected by changes in interest rates. Interest rates in the United States are near historic lows, which increases our exposure to risks associated with rising interest rates.

Prepayment Risk. The assets underlying the CLO securities in which we invest are subject to prepayment by the underlying corporate borrowers. In addition, the CLO securities and related investments in which we invest are subject to prepayment risk. If we or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, our investment performance will be adversely impacted.

LIBOR Risk. The CLO equity and debt securities in which we invest earn interest at, and CLOs in which we invest typically obtain financing at, a floating rate based on LIBOR. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR was susceptible to manipulation. On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body and regulator of LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. However, subsequent announcements by LIBOR’s administrator and supportive statements from the FCA and other regulators indicate that it is possible that certain of the most widely used USD LIBOR tenors may continue until mid-2023. It is anticipated that LIBOR ultimately will be officially discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) and the Sterling Overnight Index Average Rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market), although other replacement rates could be adopted by market participants. At this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates or any other reforms to LIBOR. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear.

Liquidity Risk. Generally, there is no public market for the CLO investments we target. As such, we may not be able to sell such investments quickly, or at all. If we are able to sell such investments, the prices we receive may not reflect our assessment of their fair value or the amount paid for such investments by us.

Management Fee Risk. Our management fee structure may incentivize the Adviser to use leverage in a manner that adversely impacts our performance.

Subordinated Securities. CLO junior debt and equity securities that we may acquire are subordinated to more senior tranches of CLO debt. CLO junior debt and equity securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. Though not exclusively, we will typically be in a subordinated position with respect to realized losses on the underlying assets held by the CLOs in which we are invested.

High-Yield Investment Risk. The CLO junior debt and equity securities that we acquire are typically rated below investment grade or, in the case of equity securities, unrated and are therefore considered “higher-yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher-yield investments. Investing in CLO junior debt and equity securities and other high-yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact our performance.

Risks of Investing in CLOs and Other Structured Debt Securities. CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also inherently leveraged vehicles and are subject to leverage risk.

Leverage Risk. The use of leverage, whether directly or indirectly through borrowing from the credit facility with Société Générale (the “Credit Facility”) or investments such as CLO junior debt and equity securities that inherently involve leverage,

5

may magnify our risk of loss. CLO junior debt and equity securities are very highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), and therefore the CLO securities in which we invest are subject to a higher degree of loss since the use of leverage magnifies losses.

We have incurred leverage indebtedness for borrowed money. We may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of derivative transactions, shares of preferred stock, debt securities and other structures and instruments, in significant amounts and on terms that the Adviser and our board of directors deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of our investments, to pay fees and expenses and for other purposes. Such leverage may be secured and/or unsecured. The more leverage we employ, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if our investments were not leveraged.

The following table is intended to illustrate the effect of the use of direct leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on Our Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder(1)	13.70%	-7.21%	-0.72%	5.77%	12.26%

(1)	Assumes (i) $133.9 million in pro forma total assets as of December 31, 2020 (adjusted to reflect hypothetical borrowings of the full $30,000,000 available under the Credit Facility; (ii) $103.1 million in pro forma net assets as of December 31, 2020 (adjusted to reflect the borrowings described above); and (iii) an annualized average interest rate on our indebtedness, as of December 31, 2020, of 2.47%.

Based on our assumed leverage described above, our investment portfolio would have been required to experience an annual return of at least 0.55% to cover annual interest payments on our outstanding indebtedness.

Credit Risk. If (1) a CLO in which we invest, (2) an underlying asset of any such CLO or (3) any other type of credit investment in our portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, our income, NAV and/or market price would be adversely impacted.

Fair Valuation of Our Portfolio Investments. Generally there is no public market for the CLO investments we target. As a result, we value these securities at least quarterly, or more frequently as may be required from time to time, at fair value. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause our NAV on a given date to understate or overstate, possibly materially, the value that we ultimately realize on one or more of our investments.

Limited Investment Opportunities Risk. The market for CLO securities is more limited than the market for other credit related investments. We can offer no assurances that sufficient investment opportunities for our capital will be available.

Non-Diversification Risk. We are a non-diversified investment company under the 1940 Act and expect to hold a narrower range of investments than a diversified fund under the 1940 Act.

Market Risk. Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of our investments. A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital, reduce the availability of suitable investment opportunities for us, or adversely and materially affect the value of our investments, any of which would negatively affect our business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Currency Risk. Although we primarily make investments denominated in U.S. dollars, we may make investments denominated in other currencies. Our investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar.

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Hedging Risk. Hedging transactions seeking to reduce risks may result in poorer overall performance than if we had not engaged in such hedging transactions, and they may also not properly hedge our risks.

Reinvestment Risk. CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired (for example, during periods of loan compression or as may be required to satisfy a CLO’s covenants) or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of our assets and the market value of our securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that we will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Refinancing Risk. If we incur debt financing and subsequently refinance such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If we fail to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, our liquidity will be lower than it would have been with the benefit of such financings, which would limit our ability to grow, and holders of our common stock would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk. If we fail to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distributions, and the amount of such distributions, to our common stockholders and for payments to the holders of our other obligations.

Derivatives Risk. Derivative instruments in which we may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, and OTC trading risks. In addition, a small investment in derivatives could have a large potential impact on our performance, effecting a form of investment leverage on our portfolio. In certain types of derivative transactions, we could lose the entire amount of our investment; in other types of derivative transactions the potential loss is theoretically unlimited.

Counterparty Risk. We may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which we invest to collect on obligations, thereby resulting in potentially significant losses.

Global Economy Risk. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

COVID-19 Pandemic Risk. The COVID-19 pandemic has created economic and financial disruptions and contributed to increased volatility in global financial markets. The pandemic has affected certain countries, regions, companies, industries and market sectors more dramatically than others and will likely continue to do so. It is not known how long the impact of the COVID-19 pandemic will last or the severity thereof. Federal, state and local governments, as well as foreign governments, have taken aggressive steps to address problems being experienced by the markets and by businesses and the economy in general; however, there can be no assurance that these measures will be adequate.

Additional Information

The Company makes certain unaudited portfolio information available each month on its website in addition to making certain other unaudited financial information available on its website (www.eaglepointincome.com). This information includes (1) an estimated range of the Company’s net investment income (“NII”) and realized capital gains or losses per weighted average share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s NAV per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) during the latter part of each month, an updated estimate of NAV, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s NII and realized capital gains or losses for the applicable quarter, if available.

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Information contained on our website is not incorporated by reference into this Annual Report and you should not consider information contained on our website to be part of this Annual Report or any other report we file with the SEC.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Notes

[1]	The summary of portfolio investments shown is based on the estimated fair value of the underlying positions as of December 31, 2020.
[2]	The information presented herein is on a look-through basis to the collateralized loan obligation, or “CLO,” and other related investments held by the Company as of December 31, 2020 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to December 2020 and from custody statements and/or other information received from CLO collateral managers and other third party sources. Information relating to the market price of underlying collateral is as of month end; however, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third party data sources, December 2020 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of December 31, 2020 and this data may not be representative of current or future holdings. The Weighted Average Remaining Reinvestment Period information is based on the fair value of CLO equity and debt investments held by the Company at the end of the reporting period.
[3]	Data represents aggregate indirect exposure. We obtain exposure in underlying senior secured loans indirectly through our CLO and related investments.
[4]	The weighted average OC cushion senior to the security is calculated using the BBB OC cushion for all BB-rated CLO debt securities in the portfolio and the BB OC cushion for all other securities in the portfolio, in each case as held on December 31, 2020.
[5]	Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” or, for comparison and informational purposes, if S&P does not assign a rating to a particular obligor, the weighted average rating shown reflects the S&P equivalent rating of a rating agency that rated the obligor provided that such other rating is available with respect to a CLO or related investment held by us. In the event multiple ratings are available, the lowest S&P rating, or if there is no S&P rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by the Company. Such obligors are not shown in the graphs and, accordingly, the sum of the percentages in the graphs may not equal 100%. Ratings below BBB- are below investment grade. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com).
[6]	Industry categories are based on the S&P industry categorization of each obligor as reported in CLO trustee reports to the extent so reported. Certain CLO trustee reports do not report the industry category of all of the underlying obligors and where such information is not reported, it is not included in the summary look-through industry information shown. As such, the Company’s exposure to a particular industry may be higher than that shown if industry categories were available for all underlying obligors. In addition, certain underlying obligors may be re-classified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower in a particular industry may in current or future periods be reflected as multiple borrowers or in a different industry, as applicable.
[7]	Certain CLO trustee reports do not provide the industry classification for certain underlying obligors. These obligors are not summarized in the look-through industry data shown; if they were reflected, they would represent 6.7%.

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Summary of Certain Unaudited Portfolio Characteristics

The information presented below is on a look—through basis to the collateralized loan obligation, or “CLO”, and other related investments held by the Company as of December 31, 2020 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to December 2020 and from custody statements and/or other information received from CLO collateral managers, or other third party sources.

Summary of Portfolio Investments (as of 12/31/2020)[1]

Cash and Borrowing Capacity: $15.2 million1

Summary of Underlying Portfolio Characteristics (as of 12/31/2020)[2]

Number of Unique Underlying Loan Obligors	1,281
Largest Exposure to an Individual Obligor	1.38%
Average Individual Loan Obligor Exposure	0.08%
Top 10 Loan Obligors Exposure	6.41%
Currency: USD Exposure	100.00%
Indirect Exposure to Senior Secured Loans[3]	98.28%
Weighted Average OC Cushion Senior to the Security[4]	4.12%
Weighted Average Market Value of Loan Collateral	97.37%
Weighted Average Stated Loan Spread	3.56%
Weighted Average Loan Rating[5]	B+/B
Weighted Average Loan Maturity	4.8 years
Weighted Average Remaining CLO Reinvestment Period	2.9 years

Please see footnote disclosures on page 8.	9

The top ten underlying obligors on a look-through basis to the Company’s CLO and other related investments as of December 31, 2020 are provided below:

Top 10 Underlying Obligors[2]

Obligor	% of Total
Altice International	1.4%
Asurion	0.8%
TransDign	0.7%
Sinclair Television Group	0.7%
CenturyLink	0.5%
Virgin Media Investment Holdings	0.5%
Power Solutions	0.5%
Kindred Healthcare	0.5%
Internet Brands	0.5%
Zayo Group	0.5%
Total	6.4%

The top ten industries of the underlying obligors on a look-through basis to the Company’s CLO and other related investments as of December 31, 2020 are provided below:

Top 10 Industries of Underlying Obligors[2,6,7]

Industry	% of Total
Technology	10.3%
Health Care	9.2%
Publishing	7.8%
Telecommunications	5.8%
Commercial Services & Supplies	5.7%
Financial Intermediaries	5.6%
Lodging & Casinos	4.8%
Building & Development	3.4%
Diversified Insurance	3.3%
Chemicals & Plastics	3.0%
Total	59.0%

The credit ratings distribution of the underlying obligors on a look-through basis to the Company’s CLO and other related investments as of December 31, 2020 is provided below:

The maturity distribution of the underlying obligors on a look-through basis to the Company’s CLO and other related investments as of December 31, 2020 is provided below:

Please see footnote disclosures on page 8.	10

Fees and Expenses

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of the Company’s common stock will bear directly or indirectly. The expenses shown in the table under “Annual Expenses” are estimated based on historical fees and expenses incurred by the Company, as appropriate. In addition, such amounts are based on the Company’s pro forma assets as of December 31, 2020, which have been adjusted to reflect hypothetical borrowings of the full $30,000,000 available under the Credit Facility, which would mean that the Company’s adjusted total assets are assumed to equal approximately $133.9 million. As of December 31, 2020, the Company’s leverage, after giving effect to the outstanding borrowings under the Credit Facility, represented approximately 22.5% of the Company’s total assets (less current liabilities). Such expenses, and actual leverage incurred by the Company, may vary in the future. Whenever this report (or other Company disclosures, including the Company’s prospectus) contain a reference to fees or expenses paid by the Company, the Company’s common stockholders will indirectly bear such fees or expenses.

Stockholder Transaction Expenses (as a percentage of the offering price):
Sales load	—%(1)
Offering expenses borne by the Company	—%(2)
Dividend reinvestment plan expenses	Up to $15(3)
Total stockholder transaction expenses	—%
Annual Expenses (as a percentage of net assets attributable to common stock):
Management fee	1.62%(4)
Interest payments on borrowed funds	0.72%(5)
Other expenses	1.56%(6)
Total annual expenses	3.90%

(1)	In the event that the Company sells its securities publicly through underwriters or agents, the related prospectus supplement will disclose the applicable sales load.
(2)	In the event that the Company sells its securities publicly through underwriters or agents, the related prospectus supplement will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on the Company’s behalf), the offering price and the offering expenses borne by the Company as a percentage of the offering price.
(3)	The expenses associated with the dividend reinvestment plan are included in “Other expenses.” If a participant elects by written notice to the plan administrator prior to termination of his or her account to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.07 per share brokerage commission from the proceeds. See the section “Dividend Reinvestment Plan,” below.
(4)	The Company has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a management fee at an annual rate of 1.25% which is calculated monthly based the Company’s Managed Assets at the end of each calendar month and payable quarterly in arrears. “Managed Assets” means the Company’s total assets (including assets attributable to the use of leverage) minus the sum of accrued liabilities (other than liabilities incurred for the purpose of creating leverage). Because Managed Assets include the Company’s use of leverage, they will typically be greater than the Company’s net assets. The management fee referenced in the table above is based on Managed Assets as of December 31, 2020 and assumes the pro forma effect of hypothetical borrowings of the full $30 million available under the Credit Facility. These management fees are indirectly borne by holders of the Company’s common stock and are not borne by the holders of preferred stock, if any, or the holders of any other securities that the Company may issue. See “The Adviser and the Administrator — Investment Advisory Agreement — Management” in the Company’s prospectus for additional information regarding the calculation of the management fee.
(5)	“Interest payments on borrowed funds” assumes hypothetical borrowings of the full $30 million available under the Credit Facility.
(6)	“Other expenses” includes the Company’s overhead expenses, including payments under the Administration Agreement based on the Company’s allocable portion of overhead and other expenses incurred by Eagle Point Administration LLC (“Eagle Point Administration”), the administrator to the Company and an affiliate of the Adviser, and payment of fees in connection with outsourced administrative functions, and are based on the actual amounts for the 2020 fiscal year. See “Related Party Transactions — Administrator” in the Notes to Consolidated Financial Statements. “Other expenses” also includes the ongoing administrative expenses to the independent accountants and legal counsel of the Company, compensation of independent directors, and cost and expenses relating to rating agencies.

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Example

The following example is furnished in response to the requirements of the SEC and illustrates the various costs and expenses that you would pay, directly or indirectly, on a $1,000 investment in shares of the Company’s common stock for the time periods indicated, assuming (1) total annual expenses of 3.90% of net assets attributable to the Company’s common stock and (2) a 5% annual return*:

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$39	$118	$199	$410

* The example should not be considered a representation of future returns or expenses, and actual returns and expenses may be greater or less than those shown. The example assumes that the estimated “other expenses” set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at NAV. The Company’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

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Financial Statements for the Year Ended
December 31, 2020 (Audited)

Eagle Point Income Company Inc.

Statement of Assets and Liabilities

As of December 31, 2020

(expressed in U.S. dollars)

ASSETS
Investments, at fair value (cost $119,701,604)	$116,426,918
Interest receivable	1,905,262
Prepaid expenses	321,933
Cash	36,704
Other assets	6,447
Total Assets	118,697,264

LIABILITIES
Borrowings under credit facility (less unamortized deferred financing costs of $43,812 (Note 8))	14,771,188
Management fee payable	342,391
Professional fees payable	143,472
Directors' fees payable	127,500
Administration fees payable	102,303
Interest expense on credit facility payable	71,471
Tax expense payable	16,720
Other expenses payable	2,083
Total Liabilities	15,577,128

COMMITMENTS AND CONTINGENCIES (Note 6)

NET ASSETS applicable to 6,106,458 shares of $0.001 par value common stock outstanding	$103,120,136

NET ASSETS consist of:
Paid-in capital (Note 5)	$119,175,646
Aggregate distributable earnings (losses)	(16,055,510)
Total Net Assets	$103,120,136
Net asset value per share of common stock	$16.89

See accompanying notes to the financials statements

Eagle Point Income Company Inc.

Schedule of Investments

As of December 31, 2020

(expressed in U.S. dollars)

Issuer (1)	Investment (2) (3)	Acquisition Date (4)	Principal Amount	Cost	Fair Value (5)	% of Net Assets
CLO Debt (6)
United States
AGL CLO I Ltd.	CLO Secured Note - Class E (7.32% due 10/20/32)	10/04/19	$3,000,000	$2,919,554	$2,996,100	2.91%
Ares XLIV CLO Ltd.	CLO Secured Note - Class D (6.79% due 10/15/29)	01/09/20	3,000,000	2,993,067	2,888,700	2.80%
Ares XLV CLO Ltd.	CLO Secured Note - Class E (6.34% due 10/15/30)	05/30/19	800,000	787,061	782,640	0.76%
Barings CLO Ltd. 2018-IV	CLO Secured Note - Class E (6.06% due 10/15/30)	10/26/18	750,000	746,814	713,925	0.69%
Battalion CLO XII Ltd.	CLO Secured Note - Class E (6.31% due 5/17/31)	10/04/18	1,458,000	1,410,786	1,416,739	1.37%
Black Diamond CLO 2016-1, Ltd.	CLO Secured Note - Class D-R (5.81% due 4/26/31)	10/04/18	1,050,000	987,901	861,000	0.83%
Black Diamond CLO 2017-1, Ltd.	CLO Secured Note - Class D (6.81% due 4/24/29)	10/04/18	3,600,000	3,592,149	3,191,040	3.09%
Canyon CLO 2019-1, Ltd.	CLO Secured Note - Class E (6.92% due 4/15/32)	08/16/19	3,000,000	2,919,767	2,932,500	2.84%
Carlyle US CLO 2017-1, Ltd.	CLO Secured Note - Class D (6.22% due 4/20/31)	09/15/20	2,000,000	1,633,970	1,815,400	1.76%
Carlyle US CLO 2018-1, Ltd.	CLO Secured Note - Class D (5.97% due 4/20/31)	10/04/18	550,000	548,477	502,315	0.49%
Carlyle US CLO 2018-2, Ltd.	CLO Secured Note - Class D (5.49% due 10/15/31)	10/04/18	3,900,000	3,785,023	3,507,270	3.40%
Carlyle US CLO 2019-1, Ltd.	CLO Secured Note - Class D (6.92% due 4/20/31)	08/19/19	3,125,000	2,952,337	3,115,313	3.02%
CIFC Funding 2015-I, Ltd.	CLO Secured Note - Class E-RR (6.22% due 1/22/31)	10/04/18	2,600,000	2,560,203	2,515,240	2.44%
CIFC Funding 2018-II, Ltd.	CLO Secured Note - Class D (6.07% due 4/20/31)	10/04/18	1,025,000	1,005,565	982,565	0.95%
CIFC Funding 2018-IV, Ltd.	CLO Secured Note - Class E (7.92% due 10/17/31)	05/22/19	2,000,000	1,852,441	1,838,200	1.78%
CIFC Funding 2019-V, Ltd.	CLO Secured Note - Class D (7.08% due 10/15/32)	08/09/19	5,500,000	5,399,271	5,497,250	5.33%
CIFC Funding 2019-VI, Ltd.	CLO Secured Note - Class E (7.63% due 1/16/33)	12/02/19	3,050,000	2,964,229	3,064,640	2.97%
Cook Park CLO, Ltd.	CLO Secured Note - Class E (5.62% due 4/17/30)	10/04/18	1,000,000	984,091	952,000	0.92%
Dryden 37 Senior Loan Fund, Ltd.	CLO Secured Note - Class E-R (5.39% due 1/15/31)	10/04/18	500,000	483,430	460,000	0.45%
First Eagle BSL CLO 2019-1 Ltd.	CLO Secured Note - Class D (7.92% due 1/20/33)	12/17/19	3,100,000	2,893,308	3,076,750	2.98%
LCM XVIII, L.P.	CLO Secured Note - Class E-R (6.17% due 4/20/31)	10/04/18	600,000	598,385	541,500	0.53%
Madison Park Funding XXVII, Ltd.	CLO Secured Note - Class D (5.22% due 4/20/30)	10/04/18	3,050,000	2,824,360	2,814,235	2.73%
Madison Park Funding XLII, Ltd.	CLO Secured Note - Class E (6.26% due 11/21/30)	08/15/19	1,400,000	1,338,723	1,316,560	1.28%
Marathon CLO IX, Ltd.	CLO Secured Note - Class D (6.29% due 4/15/29) ⁽⁹⁾	10/04/18	4,124,415	4,074,412	3,516,889	3.41%
Marathon CLO XIII, Ltd.	CLO Secured Note - Class D (7.22% due 4/15/32)	06/04/19	3,500,000	3,340,958	3,080,000	2.99%
MidOcean Credit CLO X	CLO Secured Note - Class E (7.65% due 10/23/32)	01/08/20	4,000,000	3,986,804	3,874,800	3.76%
OCP CLO 2019-17, Ltd.	CLO Secured Note - Class E (6.88% due 7/20/32)	10/25/19	3,000,000	2,798,853	2,973,600	2.88%
Octagon Investment Partners 37, Ltd.	CLO Secured Note - Class D (5.61% due 7/25/30)	10/04/18	1,200,000	1,176,843	1,114,200	1.08%
Octagon Investment Partners 38, Ltd.	CLO Secured Note - Class D (5.92% due 7/20/30)	10/04/18	3,300,000	3,236,709	3,147,210	3.05%
Octagon Investment Partners 39, Ltd.	CLO Secured Note - Class E (5.97% due 10/20/30)	10/24/18	1,550,000	1,490,246	1,495,595	1.45%
Octagon Investment Partners 41, Ltd.	CLO Secured Note - Class E (7.14% due 4/15/31)	07/18/19	5,012,500	4,962,745	5,012,500	4.86%
Octagon Investment Partners 42, Ltd.	CLO Secured Note - Class E (6.86% due 4/15/31)	12/05/19	950,000	928,387	950,950	0.92%
OZLM XXI, Ltd.	CLO Secured Note - Class D (5.76% due 1/20/31)	10/04/18	4,150,000	4,057,118	3,615,480	3.51%
Palmer Square CLO 2018-1, Ltd.	CLO Secured Note - Class D (5.37% due 4/18/31)	05/30/19	1,120,000	1,027,800	1,047,200	1.02%
Reese Park CLO, Ltd.	CLO Secured Note - Class E (6.21% due 10/15/32)	12/03/20	2,000,000	1,962,765	1,962,600	1.90%
Rockford Tower CLO 2018-2, Ltd.	CLO Secured Note - Class E (6.22% due 10/20/31)	10/04/18	4,275,000	4,174,064	4,127,513	4.00%
Rockford Tower CLO 2020-1, Ltd.	CLO Secured Note - Class E (7.15% due 1/20/32)	12/04/20	1,600,000	1,567,435	1,567,360	1.52%
TICP CLO IX, Ltd.	CLO Secured Note - Class E (5.82% due 1/20/31)	08/22/19	2,500,000	2,337,546	2,400,000	2.33%
Vibrant CLO VI, Ltd.	CLO Secured Note - Class E (5.99% due 6/20/29)	10/04/18	4,100,000	4,037,487	3,577,250	3.47%
Vibrant CLO VIII, Ltd.	CLO Secured Note - Class D (5.97% due 1/20/31)	10/04/18	1,750,000	1,701,425	1,587,075	1.54%
York CLO-2 Ltd.	CLO Secured Note - Class E-R (5.87% due 1/22/31)	05/16/19	1,605,000	1,516,866	1,522,182	1.48%
				96,559,375	94,354,286	91.50%
CLO Equity (7) (8)
United States
CIFC Funding 2019-VI, Ltd.	CLO Subordinated Note (18.36% due 1/16/33)	12/02/19	6,000,000	4,837,702	5,347,203	5.19%
Madison Park Funding XXXVII, Ltd.	CLO Subordinated Note (22.39% due 7/15/49)	03/11/20	4,000,000	2,919,489	3,632,866	3.52%
Marathon CLO XIII, Ltd.	CLO Subordinated Note (8.22% due 4/15/32)	06/04/19	5,300,000	4,579,198	2,944,034	2.85%
Octagon Investment Partners 37, Ltd.	CLO Subordinated Note (19.22% due 7/25/30)	01/31/20	2,125,000	1,515,309	1,650,313	1.60%
Octagon Investment Partners 43, Ltd.	CLO Income Note (15.34% due 10/25/32)	08/02/19	5,750,000	4,937,643	5,043,916	4.89%
Venture 37 CLO, Limited	CLO Subordinated Note (12.05% due 7/15/32)	05/21/19	5,200,000	4,338,419	3,430,571	3.33%
				23,127,760	22,048,903	21.38%
Common Stock
United States - Engineering Services
McDermott International Ltd.		12/31/20	28,938	14,469	23,729	0.02%

Total investments, at fair value as of December 31, 2020				$119,701,604	$116,426,918	112.90%

Other net assets above (below) fair value of investments					(13,306,782)

Net assets as of December 31, 2020					$103,120,136

(1)	The Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to "control" an issuer if we owned 25% or more of its voting securities.
(2)	All investments are restricted and categorized as structured finance securities.
(3)	Pursuant to the terms of the credit facility agreement, a security interest in favor of the lender has been granted with respect to all investments. See Note 8 "Revolving Credit Facility" for further discussion.
(4)	Acquisition date represents the initial purchase date or the date when the investment was contributed to the Company. See Note 1 "Organization" for further discussion.
(5)	Fair value is determined in good faith in accordance with the Company's valuation policy and is approved by the Company's Board of Directors.
(6)	CLO debt positions reflect the coupon rates as of December 31, 2020.
(7)	The fair value of CLO equity investments were determined using significant, unobservable inputs. See Note 3 "Investments" for further discussion.
(8)	CLO income and subordinated notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and CLO expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. It is the Company's policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. The estimated yield and investment cost may ultimately not be realized. As of December 31, 2020, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 15.09%.
(9)	As of December 31, 2020, the investment includes interest income capitalized as additional investment principal ("PIK" Interest). The PIK interest rate for CLO debt positions represents the coupon rate at payment date when PIK interest is received. See Note 2 "Summary of Significant Accounting Policies" for further discussion.

See accompanying notes to the financials statements

Eagle Point Income Company Inc.

Statement of Operations

For the year ended December 31, 2020

(expressed in U.S. dollars)

INVESTMENT INCOME
Interest income	$11,276,290
Total Investment Income	11,276,290

EXPENSES
Management fee	1,280,466
Professional fees	665,084
Interest expense on credit facility	532,177
Administration fees	448,411
Directors' fees	255,000
Amortization of deferred financing costs	59,073
Tax expense	32,475
Other expenses	284,972
Total Expenses	3,557,658

NET INVESTMENT INCOME	7,718,632

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(14,526,733)
Net change in unrealized appreciation (depreciation) on investments	1,760,424
NET REALIZED AND UNREALIZED GAIN (LOSS)	(12,766,309)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,047,677)

See accompanying notes to the financials statements

Eagle Point Income Company Inc.

Statements of Changes in Net Assets

(expressed in U.S. dollars except share amounts)

	For the	For the
	year ended	year ended
	December 31, 2020	December 31, 2019
Net increase (decrease) in net assets resulting from operations:
Net investment income	$7,718,632	$6,496,413
Net realized gain (loss) on investments	(14,526,733)	(458,946)
Net change in unrealized appreciation (depreciation) on investments	1,760,424	1,395,293
Total net increase (decrease) in net assets resulting from operations	(5,047,677)	7,432,760

Common stock distributions paid to stockholders:
Total earnings distributed	(7,997,030)	(4,123,118)
Common stock distributions from tax return of capital	(1,106,093)	-
Total common stock distributions paid to stockholders	(9,103,123)	(4,123,118)

Capital share transactions:
Issuance of shares of common stock pursuant to private placement (Note 5)	-	16,935,451
Paid-in capital contribution by affiliates of the Adviser pursuant to private placement (Note 5)	-	897,481
Issuance of shares of common stock pursuant to initial public offering, net of $750,000 offering expenses (Note 5)	-	26,342,447
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	862,553
Total capital share transactions	862,553	44,175,379

Total increase (decrease) in net assets	(13,288,247)	47,485,021
Net assets at beginning of period	116,408,383	68,923,362
Net assets at end of period	$103,120,136	$116,408,383

Capital share activity:
Shares of common stock issued pursuant to private placement	-	886,563
Shares of common stock issued pursuant to initial public offering	-	1,362,114
Shares of common stock issued pursuant to the Company's "at the market" program	88,185	-
Total increase (decrease) in capital share activity	88,185	2,248,677

See accompanying notes to the financials statements

Eagle Point Income Company Inc.

Statement of Cash Flows

For the year ended December 31, 2020

(expressed in U.S. dollars)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(5,047,677)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(36,132,414)
Proceeds from sales of investments and repayments of principal ⁽¹⁾	35,013,503
Payment-in-kind interest	(74,415)
Net realized (gain) loss on investments	14,526,733
Net change in unrealized (appreciation) depreciation on investments	(1,760,424)
Net amortization (accretion) of premiums or discounts on CLO debt securities	(235,256)
Amortization of deferred financing costs	59,073
Changes in assets and liabilities:
Interest receivable	782,135
Interest expense on credit facility payable	35,993
Directors' fees payable	33,935
Professional fees payable	20,954
Administration fees payable	5,509
Other assets	(6,447)
Management fee payable	(29,450)
Prepaid expenses	(50,759)
Tax expense payable	(132,206)
Net cash provided by (used in) operating activities	7,008,787

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under credit facility	38,855,000
Repayments under credit facility	(37,783,000)
Common stock distributions paid to stockholders	(9,103,123)
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	862,553
Net cash provided by (used in) financing activities	(7,168,570)

NET INCREASE (DECREASE) IN CASH	(159,783)

CASH, BEGINNING OF PERIOD	196,487

CASH, END OF PERIOD	$36,704

Supplemental disclosures:
Cash paid for franchise taxes	$54,721
Cash paid for excise taxes ⁽²⁾	$109,960

(1)	Proceeds from sales or maturity of investments includes $1,139,269 of return of capital on portfolio investments from recurring cash flows.
(2)	Represents the payment of the 2019 excise tax paid during the year ended December 31, 2020.

See accompanying notes to the financials statements

Eagle Point Income Company Inc.

Notes to the Financial Statements

December 31, 2020

1.	ORGANIZATION

Eagle Point Income Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company focuses on CLO debt tranches rated “BB” (e.g., BB+, BB or BB-, or their equivalent) by Moody’s Investors Service, Inc., or “Moody’s,” Standard & Poor’s, or “S&P,” or Fitch Ratings, Inc., or “Fitch,” and/or other applicable nationally recognized statistical rating organizations. The Company may also invest in other junior debt tranches of CLOs, senior debt tranches of CLOs and other related securities and instruments. In addition, the Company may invest up to 20% of its total assets (at the time of investment) in unrated CLO equity securities and related securities and instruments. The Company’s common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “EIC”.

The Company was initially formed on September 28, 2018 as EP Income Company LLC, a Delaware limited liability company. The Company commenced operations on October 4, 2018, the date Eagle Point Income Management LLC (the “Adviser”) contributed $100,000 in exchange for 100 units of the Company and Cavello Bay Reinsurance Limited (“Cavello Bay” and collectively with the Adviser, the “Members”) contributed to the Company, at fair value, the entire portfolio of BB-rated CLO debt it held in a separately managed account managed by an affiliate of the Adviser, totaling $75,051,650, inclusive of accrued interest of $1,371,697, in exchange for 75,051.65 units of the Company. Cavello Bay is a subsidiary of Enstar Group Limited, or “Enstar.”

On October 16, 2018, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Members became stockholders of Eagle Point Income Company Inc. In connection with the Conversion, the Members converted 75,151.65 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 3,769,596 shares and an effective conversion rate of approximately 50.15985069 per unit.

On July 23, 2019, the Company priced its initial public offering (the “IPO”) and sold an additional 1,200,000 shares of its common stock at a public offering price of $19.89 per share. On July 24, 2019, the Company’s shares began trading on the NYSE. On August 2, 2019, the Company sold an additional 162,114 shares pursuant to the exercise by the underwriters of the over-allotment option granted to them in connection with the IPO at a public offering price of $19.89 per share.

See Note 5 “Common Stock” for further discussion relating to the Conversion and IPO.

On October 3, 2018, the Company entered into a custody agreement with Wells Fargo Bank, National Association (“Wells Fargo”), pursuant to which the Company’s portfolio of securities are held by Wells Fargo.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

Eagle Point Income Company Inc.

Notes to the Financial Statements

December 31, 2020

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Valuation of Investments

The most significant estimate inherent in the preparation of the financial statements is the valuation of investments. In the absence of readily determinable fair values, fair value of the Company’s investments is determined in accordance with the Company’s valuation policy. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). The Company’s fair valuation process is reviewed and approved by the Board.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.

•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific

Eagle Point Income Company Inc.

Notes to the Financial Statements

December 31, 2020

to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Company’s valuation policy and accepted by the Board.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are determined by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt and CLO equity, the Adviser considers a variety of relevant factors, including price indications from multiple dealers, or as applicable, a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

The Company engages a third-party independent valuation firm as an input to the Company’s valuation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Board does not solely rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on investments in CLO debt is generally expected to be received in cash. Amortization of premium or accretion of discount is recognized using the effective interest method. The Company applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for purchased CLO debt securities

In certain circumstances interest income may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate for CLO debt securities represents the coupon rate at payment date when PIK interest is received. On the payment date, interest receivable is capitalized as additional investment principal in the CLO debt security. To the extent the Company does not believe it will be able to collect PIK interest, the CLO debt security will be placed on non-accrual status, and previously recorded PIK interest income will be reversed.

CLO equity investments recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40 Beneficial Interests in Securitized Financial Assets requires investment income from CLO equity investments to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Company’s policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter.

Interest Expense

Interest expense includes the amounts due under the Credit Facility (as defined in Note 8 “Revolving Credit Facility”) in relation to the outstanding borrowings and unused commitment fees. Interest expense is recorded as an expense on the Statement of Operations. Please refer to Note 8 “Revolving Credit Facility” for further discussion on the interest expense.

Eagle Point Income Company Inc.

Notes to the Financial Statements

December 31, 2020

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in a bank account which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the account is held in order to manage any risk associated with such account. No cash equivalent balances were held as of December 31, 2020.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums, shelf registration expenses and at-the-market (“ATM”) program expenses. Insurance premiums are amortized over the term of the current policy. Prepaid shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with maintaining the Company’s current shelf registration and ATM program. Such costs are allocated to paid-in-capital for each transaction pro-rata based on gross proceeds relative to the total potential offering amount.

Any unallocated prepaid expense balance associated with the shelf registration and the ATM program are accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or ATM program.

Offering Expenses

Offering expenses associated with the issuance and sale of shares of common stock are charged to paid-in capital at the time the shares are sold in accordance with guidance noted in FASB ASC Topic 946-20-25-5 Investment Companies – Investment Company Activities – Recognition during the period incurred. Please refer to Note 5 “Common Stock” for further discussion on offering expenses.

Payments by Affiliates

Contributions made by affiliates of the Adviser are reflected within paid-in capital and accounted for as payments by affiliates, which follows the guidance noted in FASB ASC Topic 946-20-25 Investment Companies – Investment Company Activities – Recognition. Please refer to Note 5 “Common Stock” for further discussion relating to payments by affiliates.

Deferred Financing Costs

Deferred financing costs consist of fees and expenses incurred in connection with the Credit Facility. Deferred financing costs are capitalized and amortized over the term of the Credit Facility, and are reflected in borrowings under the credit facility on the Statement of Asset and Liabilities. Amortization of deferred financing costs is recorded as an expense on the Statement of Operations on a straight-line basis, which approximates the effective interest method.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Company intends to distribute its taxable income and net realized gains, if any, to stockholders in accordance with timing requirements imposed by the Code. Therefore, no federal income provision is required. The Company’s tax year end is December 31. The Company intends to file federal income and excise tax returns as well as any applicable state tax filings. The statute of limitations on the Company’s tax return filings generally remains open for three years. The Company has analyzed its tax positions for its tax year ended December 31, 2020, including open tax years, and does not believe

Eagle Point Income Company Inc.

Notes to the Financial Statements

December 31, 2020

there are any uncertain tax positions requiring recognition in the Company’s financial statements

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

For the year ended December 31, 2020, $16,487 was reclassified between aggregate distributable earnings (losses) and paid-in capital. This reclassification was due to nondeductible U.S. federal excise taxes incurred in relation to the 2019 excise tax year of $16,487. This difference has no effect on net assets or net asset value per share.

For the tax year ended December 31, 2020, the estimated components of distributable earnings, on a tax basis, were as follows:

For the tax year ended December 31, 2020
Undistributed ordinary income (loss)	$0
Capital loss carryforward	$(14,985,679)
Unrealized depreciation	$(1,731,112)

The tax character of distributions declared and paid for the tax year ended December 31, 2020 were ordinary dividends of $7,997,030 and return of capital of $1,106,093 and for the tax year ended December 31, 2019 were ordinary dividends of $4,123,118 and return of capital of $0 and for the tax year ended December 31, 2018 were ordinary dividends of $1,316,466 and return of capital of $0. Tax information for the tax year ended December 31, 2020 is estimated and is not considered final until the Company files its tax return.

As of December 31, 2020, the Company’s tax cost for federal income tax purposes was $118,158,028. Accordingly, accumulated net unrealized depreciation on investments held by the Company was $(1,731,112), consisting of $3,956,644 gross unrealized appreciation and $(5,687,756) gross unrealized depreciation.

For the year ended December 31, 2020, the Company incurred $50,000 in Delaware franchise tax expense related to the 2020 tax year end, and also applied an offsetting credit of $34,013 related to Delaware franchise tax for the 2019 tax year end.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Distributions to common stockholders are comprised of net investment income, realized gains or losses and return of capital for either U.S. federal income tax or U.S. GAAP purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on record date and, unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) generally will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special distributions representing the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year (or for other purposes).

Eagle Point Income Company Inc.

Notes to the Financial Statements

December 31, 2020

For the year ended December 31, 2020, the Company declared and paid distributions on common stock of $9,103,123 or approximately $1.50 per share, which is comprised of $1.12 per share of regular monthly common distributions and $0.38 per share of special distributions related to the 2019 tax year.

The characterization of distributions paid to stockholders, as set forth in the Financial Highlights, reflect estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made by the Company.

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of December 31, 2020:

Fair Value Measurement

	Level I	Level II	Level III	Total
Assets
CLO Debt	$-	$94,354,286	$-	$94,354,286
CLO Equity	-	-	22,048,903	22,048,903
Common Stock	-	23,729	$-	23,729

Total Investments, at Fair Value	$-	$94,378,015	$22,048,903	$116,426,918

The changes in investments classified as Level III are as follows for the year ended December 31, 2020:

Change in Investments Classified as Level III

CLO Equity
Beginning Balance at January 1, 2020	$16,967,809
Purchases of investments	4,848,625
Proceeds from sales or maturity of investments (1)	(1,139,269)
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	1,371,739
Balance as of December 31, 2020 (2)	$22,048,903

Change in unrealized appreciation (depreciation) on investments still held as of December 31, 2020	$1,371,739

(1) Proceeds from sales or maturity of investments represents the return of capital on portfolio investments from recurring cash flows.

(2) There were no transfers into or out of Level III during the period.

The net realized gains (losses) recorded for Level III investments, if any, are reported in the net realized gain (loss) on investments balance in the Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments balance in the Statement of Operations.

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgement has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Eagle Point Income Company Inc.

Notes to the Financial Statements

December 31, 2020

Valuation of CLO Equity

The Adviser gathers price indications from dealers, if available, as part of its valuation process as an input to estimate the fair value of each CLO equity investment. Dealer price indications are not firm bids and may not be representative of the actual value where trades can be consummated. In addition, the Adviser utilizes the output of a third-party financial model to estimate the fair value of CLO equity investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

The following table summarizes the quantitative inputs and assumptions used for investments categorized as Level III of the fair value hierarchy as of December 31, 2020. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of December 31, 2020. Unobservable inputs and assumptions are periodically reviewed and updated as necessary to reflect current market conditions.

Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value as of December 31, 2020	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average⁽¹⁾
CLO Equity	$22,048,903	Discounted Cash Flows	Annual Default Rate	0.00% - 2.85%
			Annual Prepayment Rate⁽²⁾⁽³⁾	20.00% - 25.00%
			Reinvestment Spread	3.51% - 3.90% / 3.65%
			Reinvestment Price⁽²⁾	97.00% - 99.00%
			Recovery Rate	69.5% - 69.98% / 69.87%
			Expected Yield	14.06% - 24.61% / 16.98%

(1) Weighted average calculations are based on the fair value of investments.

(2) A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.

(3) 0% is assumed for defaulted and non-performing assets.

Increases (decreases) in the annual default rate, reinvestment price and expected yield in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments the Company holds as of the reporting date. Additionally, unadjusted dealer quotes, when obtained for valuation purposes, are indicative.

Valuation of Common Stock

Common stock held by the company is valued using the bid side of an indicative broker quotation as of the reporting date.

The Adviser categorizes the common stock held by the Company as a Level II investment as it is traded in over the counter markets and not listed on a major stock exchange as of the reporting date.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Eagle Point Income Company Inc.

Notes to the Financial Statements

December 31, 2020

Global Economic Risks

Terrorist acts, acts of war, natural disasters, outbreaks or pandemics may disrupt the Company’s operations, as well as the operations of the businesses in which it invests. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. For example, many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and COVID-19. In December 2019, an initial outbreak of COVID-19 was reported in Hubei, China. Since then, a large and growing number of cases have been confirmed around the world, which has resulted in numerous deaths and the imposition of both local and more widespread “work from home” and other quarantine measures, border closures and other travel restrictions, causing social unrest and commercial disruption on a global scale. In March 2020, the World Health Organization declared the COVID-19 outbreak a pandemic.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. The ongoing COVID-19 pandemic has magnified these risks and has had, and will continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment are increasingly impacted by the outbreak and government and other measures seeking to contain its spread. The effects of the COVID-19 pandemic have contributed to increased volatility in global financial markets and likely will affect countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Company and its underlying investments. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. Federal, state and local governments, as well as foreign governments, have taken aggressive steps to address problems being experienced by the markets and by businesses and the economy in general; however, there can be no assurance that these measures will be adequate.

To the extent the Company’s underlying investments are overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors. The COVID-19 pandemic and related government-imposed restrictions have imposed severe financial harm on certain industries to which the Company is exposed indirectly through its CLOs investments’ underlying loan assets. For example, the airline and hotel industries have experienced sharp declines in revenue due to restrictions on travel, hospitals and other healthcare companies have experienced financial losses as a result of increased expenses and declining revenue as patients choose to delay elective or routine procedures, and many casino operators have been forced to limit operations due to the imposition of mandatory business closures and to address social distancing guidelines.

To date, certain of the CLOs in which the Company invests have experienced increased defaults by underlying borrowers. Obligor defaults and rating agency downgrades have caused, and may continue to cause, payments that would have otherwise been made to the CLO equity or CLO debt securities that the Company holds to instead be diverted to buy additional loans within a given CLO or paid to senior CLO debt holders as an early amortization payment. In addition, defaults and downgrades of underlying obligors have caused, and may continue to cause, a decline in the value of CLO securities generally. If CLO cash flows or income decrease as a result of the pandemic, the portion of the Company’s distribution comprised of a return of capital could increase or distributions could be reduced.

Concentration Risk

The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Liquidity Risk

The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt,

Eagle Point Income Company Inc.

Notes to the Financial Statements

December 31, 2020

and are subject to certain transfer restrictions imposed on certain financial instruments and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments.

Risks of Investing in CLOs

The Company’s investments consist primarily of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLOs and related structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches, and scheduled payments to junior tranches have a priority in the right of payment to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO junior debt and equity tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Interest Rate Risk

The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through junior debt and equity tranches of CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results. In the event that the Company’s interest expense were to increase relative to income, or sufficient financing became unavailable, return on investments and cash available for distribution to stockholders or to make other payments on the Company’s securities would be reduced.

LIBOR Risk

The CLO equity and debt securities in which the Company invests earn interest at, and CLOs in which it invests typically obtain financing at, a floating rate based on LIBOR.

On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom's financial regulatory body and regulator of LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons, indicating that the continuation of LIBOR on the current basis (or at all) cannot and will not be guaranteed after such time, and that planning a transition to alternative references rates that are based firmly on transactions, such as reformed Sterling Over Night Index Average ("SONIA") must begin. However, subsequent announcements by LIBOR's administrator and supportive statements from the FCA and other regulators indicate that it is possible that certain of the most widely used USD LIBOR tenors may continue until mid-2023. It is anticipated that LIBOR ultimately will be officially discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. In the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee (“ARRC”) of the Federal Reserve Board and the Federal Reserve Bank of New York. On June 22, 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad U.S. treasuries repo financing rate to

Eagle Point Income Company Inc.

Notes to the Financial Statements

December 31, 2020

be published by the Federal Reserve Bank of New York, as the rate that, in the consensus view of the ARRC, represented best practice for use in certain new U.S. dollar derivatives and other financial contracts. The first publication of SOFR was released in April 2018. Although there have been certain issuances utilizing SONIA and SOFR, it remains in question whether or not these alternative reference rates will attain market acceptance as replacements for LIBOR.

At this time, it is not possible to predict the effect of the FCA’s announcement or other regulatory changes or announcements, the establishment of SOFR, SONIA or any other alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on the Company’s net investment income cannot yet be determined.

As LIBOR is currently being reformed, investors should be aware that: (a) any changes to LIBOR could affect the level of the published rate, including to cause it to be lower and/or more volatile than it would otherwise be; (b) if the applicable rate of interest on any CLO security is calculated with reference to a tenor which is discontinued, such rate of interest will then be determined by the provisions of the affected CLO security, which may include determination by the relevant calculation agent in its discretion; (c) the administrator of LIBOR will not have any involvement in the CLOs or loans and may take any actions in respect of LIBOR without regard to the effect of such actions on the CLOs or loans; and (d) any uncertainty in the value of LIBOR or, the development of a widespread market view that LIBOR has been manipulated or any uncertainty in the prominence of LIBOR as a benchmark interest rate due to the recent regulatory reform may adversely affect the liquidity of the securities in the secondary market and their market value. Any of the above or any other significant change to the setting of LIBOR could have a material adverse effect on the value of, and the amount payable under, (i) any underlying assets of a CLO which pay interest linked to a LIBOR rate and (ii) the CLO securities in which the Company invests.

If LIBOR is eliminated as a benchmark rate, it is uncertain whether broad replacement conventions in the CLO markets will develop and, if conventions develop, what those conventions will be and whether they will create adverse consequences for the issuer or the holders of CLO securities. If no replacement conventions develop, it is uncertain what effect broadly divergent interest rate calculation methodologies in the markets will have on the price and liquidity of CLO securities and the ability of the collateral manager to effectively mitigate interest rate risks. While the issuers and the trustee of a CLO may enter into a reference rate amendment or the collateral manager may designate a designated reference rate, in each case, subject to the conditions described in a CLO indenture, there can be no assurance that a change to any alternative benchmark rate (a) will be adopted, (b) will effectively mitigate interest rate risks or result in an equivalent methodology for determining the interest rates on the floating rate instrument, (c) will be adopted prior to any date on which the issuer suffers adverse consequences from the elimination or modification or potential elimination or modification of LIBOR or (d) will not have a material adverse effect on the holders of the CLO securities.

In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of CLOs, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the Company’s net investment income and portfolio returns.

Low Interest Rate Environment

As of the date of the financial statements, interest rates in the United States are at historic lows due to the U.S. Federal Reserve’s recent lowering of certain interest rates as part of its efforts to ease the economic effects of the COVID-19 pandemic. With the historically low interest rates, there is a risk that interest rates will rise once the COVID-19 pandemic abates. The senior secured loans underlying the CLOs in which the Company invests typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which the Company invests. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have LIBOR floors, if LIBOR is below the applicable LIBOR floor (which can typically range from 0.00% to 1.00% depending on the loan), there may not be corresponding increases in investment income, which could result in the CLO not having adequate cash to make interest or other payments on the securities which the Company holds.

Eagle Point Income Company Inc.

Notes to the Financial Statements

December 31, 2020

Leverage Risk

The Company has incurred leverage through the Credit Facility, and the Company may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, including indebtedness for borrowed money and leverage in the form of derivative transactions, shares of preferred stock and other structures and instruments, in significant amounts and on terms the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of the Company’s investments, to pay fees and expenses and for other purposes. Any such leverage does not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Accordingly, there is effectively a layering of leverage in the Company’s overall structure. The more leverage is employed, the more likely a substantial change will occur in the Company’s net asset value (“NAV”). For instance, any decrease in the Company’s income would cause net income to decline more sharply than it would have had the Company not borrowed. In addition, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized.

Highly Subordinated and Leveraged Securities Risk

The Company’s portfolio includes junior debt and equity investments in CLOs, which involve a number of significant risks. CLO junior debt and equity securities are typically very highly leveraged (with CLO equity securities typically being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Company invests are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO.

Credit Risk

If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which the Company invests triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO junior debt and equity investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in those circumstances.

Low Or Unrated Securities Risks

The Company invests primarily in securities that are rated below investment grade or, in the case of CLO equity securities, are not rated by a national securities rating service. The primary assets underlying the CLO security investments are senior secured loans, although these transactions may allow for limited exposure to other asset classes including unsecured loans, high yield bonds, emerging market loans or bonds and structured finance securities with underlying exposure to collateralized loan obligation and other collateralized debt obligation tranches, residential mortgage backed securities, commercial mortgage backed securities, trust preferred securities and other types of securitizations. CLOs generally invest in lower-rated debt securities that are typically rated below Baa/BBB by Moody’s, S&P or Fitch. In addition, the Company may obtain direct exposure to such financial assets/instruments. Securities that are not rated or are rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are sometimes referred to as “high yield” or “junk.” High-yield debt securities have greater credit and liquidity risk than investment grade obligations. High-yield debt securities are generally unsecured and may be subordinated to certain other obligations of the issuer thereof. The lower rating of high-yield debt securities and below investment grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the issuer thereof to make payments of principal or interest.

Eagle Point Income Company Inc.

Notes to the Financial Statements

December 31, 2020

4.	RELATED PARTY TRANSACTIONS

Investment Adviser

On October 5, 2018, the Company entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser, for its services, a management fee equal to an annual rate of 1.25% of the Company’s “Managed Assets”. Managed Assets are defined as the Company’s total assets (including assets attributable to the Company’s use of leverage) minus the sum of the Company’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage). The management fee is calculated monthly and payable quarterly in arrears based on the Company’s Managed Assets at the end of each calendar month. For the year ended December 31, 2020, the Company was charged a management fee of $1,280,466, of which $342,391 was payable as of December 31, 2020.

Administrator

Effective October 5, 2018, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its NAV, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any audits by an independent public accounting firm of the financial statements. The Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations, generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and the Company’s allocable portion of the compensation of any related support staff. The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board, including by a majority of the Company’s independent directors, on an annual basis.

For the year ended December 31, 2020, the Company was charged a total of $448,411 in administration fees consisting of $340,411 and $108,000, relating to services provided by the Administrator and SS&C, respectively, which are included in the Statement of Operations, and of which $102,303 was payable as of December 31, 2020 and reflected on the Statement of Assets and Liabilities.

Affiliated Ownership

As of December 31, 2020, the Adviser and its affiliates and senior investment team held an aggregate of 0.79% of the Company’s common stock. In addition, an affiliate of Enstar holds an indirect non-controlling ownership interest in the Adviser. As of December 31, 2020, subsidiaries of Enstar, including Cavello Bay, held an aggregate of 61.6% of the Company’s common stock.

Eagle Point Income Company Inc.

Notes to the Financial Statements

December 31, 2020

5.	COMMON STOCK

On October 16, 2018, the Company converted from a Delaware limited liability company into a Delaware corporation. At the time of the Conversion, the Members of EP Income Company LLC became stockholders of Eagle Point Income Company Inc. and were issued an aggregate of 3,769,596 shares of common stock, par value of $0.001 per share.

In May 2019, the Company issued 886,563 shares of common stock pursuant to a private placement at an average net price per share to the Company of $20.11, which represented the applicable NAV per share of common stock. Of such average net price per share of common stock, $19.10 per share was paid by investors participating in the private placement and $1.01 per share was contributed to the Company by an affiliate of the Adviser. As a result, the Company received total net proceeds of $17,832,932 in connection with the private placement, $897,481 of which was contributed by an affiliate of the Adviser.

On July 23, 2019, the Company priced its IPO and sold an additional 1,200,000 shares of common stock at a public offering price of $19.89 per share, resulting in gross proceeds to the Company of $23,868,000. In addition, the underwriters partially exercised the overallotment option granted to them in connection with the IPO and purchased 162,114 shares, resulting in additional gross proceeds of $3,224,447. The Adviser and its affiliates paid the full amount of the sales load of $1.3 million or approximately $1.00 per share of common stock issued in the offering (excluding shares sold to the Company’s board of directors, the Adviser, its affiliates, and employees of the Adviser and its affiliates). As the sales load was paid solely by the Adviser and its affiliates, the sales load did not reduce the NAV per share of the Company’s common stock. The Company reimbursed $750,000 or $0.1246 per share of common stock to the Adviser and its affiliates in offering costs incurred prior to or in connection with the IPO. This cost was borne by all common stockholders as a charge to paid-in capital. The Company utilized the net proceeds from the IPO to acquire investments in accordance with the Company’s investment objectives and strategies and for general working capital purposes.

On July 24, 2019, the Company’s shares began trading on the NYSE under the symbol “EIC”.

On November 22, 2019 the Company launched an ATM offering to sell up to $14,500,000 aggregate amount of its common stock, pursuant to a prospectus supplement filed with the SEC on November 22, 2019 and additional supplements thereafter. The offering expired on May 29, 2020. As a result of the expiration, $152,441 of remaining cost pertaining to the ATM program was accelerated into expense and reflected in professional fees in the Statement of Operations.

On May 29, 2020, the Company filed a new shelf registration statement with 150,000,000 shares of common stock authorized, of which 6,100,248 shares were issued and outstanding at the time of filing. As a result of the new shelf registration, $103,539 of remaining cost pertaining to the previous shelf registration was accelerated into expense and reflected in professional fees in the Statement of Operations.

On June 1, 2020 the Company launched a new ATM offering to sell up to $7,500,000 aggregate amount of its common stock, pursuant to a prospectus supplement filed with the SEC on June 1, 2020 and additional supplements thereafter.

For the year ended December 31, 2020, the Company sold 88,185 shares of its common stock, pursuant to the ATM offerings for total net proceeds to the Company of $862,553. In connection with such sales, the Company paid a total of $17,721 in sales agent commissions.

As of December 31, 2020, there were 150,000,000 shares of common stock authorized, of which 6,106,458 shares were issued and outstanding.

Eagle Point Income Company Inc.

Notes to the Financial Statements

December 31, 2020

6.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of December 31, 2020, the Company had no unfunded commitments.

7.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

8.	REVOLVING CREDIT FACILITY

The Company may utilize leverage to the extent permitted by the 1940 Act. The Company may obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. The use of leverage creates an opportunity for increased net income and capital appreciation, but also creates additional risks and expenses which will be borne entirely by common stock holders. The Company’s leverage strategy may not ultimately be successful.

Consistent with the ability to utilize leverage, on September 27, 2019, the Company entered into a senior secured revolving credit facility (the “Credit Facility”) with Société Générale. Pursuant to the terms of the Credit Facility, the Company can borrow up to an aggregate principal balance of $30,000,000 (the “Commitment Amount”). Such borrowings under the Credit Facility bear interest at 3 month LIBOR plus a spread. The Company is required to pay a commitment fee of 0.25% on the unused amount, which is subject to change based on the terms of the Credit Facility.

For the year ended December 31, 2020, the Company had an average outstanding borrowing and average interest rate of $13,219,014 and 2.47%, respectively. The interest expense for the year ended December 31, 2020 on the Credit Facility was $532,177, inclusive of the commitment fee, and is recorded on the Statement of Operations. As of December 31, 2020, the current outstanding borrowing amount was $14,815,000.

The Credit Facility will mature on the earlier of (i) the termination of the Commitment, as defined by the terms of the Credit Facility or (ii) the scheduled maturity date of September 27, 2021.

See Note 9 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to the Credit Facility.

9.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as preferred stock, the Company is required to have asset coverage of at least 200%, as measured at the time of the issuance of any such senior securities that are stocks and

Eagle Point Income Company Inc.

Notes to the Financial Statements

December 31, 2020

calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the Credit Facility or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders. In addition, the terms of the Credit Facility require the Company to cure any breach of the applicable asset coverage if the Company fails to maintain the applicable asset coverage.

As of December 31, 2020, the Company’s asset coverage of senior securities representing indebtedness was 796%, which is above the minimum requirement of 300%. Asset coverage is calculated in accordance with Section 18(h) of the 1940 act, as generally described above.

10.	RECENT ACCOUNTING AND TAX PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”) related to FASB ASC Topic 820 Fair Value Measurement and Disclosures – Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 eliminates, amends, and adds to the fair value measurement disclosure requirements of ASC Topic 820. The amendments are designed to provide more decision useful information to financial statement users. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Company has fully adopted the provisions of ASU 2018-13, which did not have a significant impact on the financial statements and related disclosures of the Company.

In October 2020, FASB issued Accounting Standards Update No. 2020-08 (“ASU 2020-08”), Receivables — Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities. ASU 2020-08 is an update of Accounting Standards Update No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. The Company is currently evaluating the impact, if any, of applying this amendment.

11.	SUBSEQUENT EVENTS

On January 29, 2021 the Company paid an aggregate distribution of $488,517 or $0.08 per share to holders of record on January 12, 2021. The Company previously declared two separate distributions of $0.08 per share on shares of its common stock which are payable each on February 26, 2021 and March 31, 2021 to holders of record as of February 12, 2021 and March 12, 2021 respectively.

On February 10, 2021, the Company declared three separate distributions of $0.085 per share on its common stock. The distributions are payable on each of April 30, 2021, May 28, 2021 and June 30, 2021 to holders of record as of April 12, 2021, May 10, 2021 and June 10, 2021, respectively.

As of February 22, 2021, the date these financials were available to be distributed, the aggregate outstanding principal amount borrowed by the Company from the Credit Facility was $19,160,000.

For the period of January 1, 2021 to February 22, 2021, the Company did not sell any shares of its common stock pursuant to the ATM offering.

Eagle Point Income Company Inc.

Notes to the Financial Statements

December 31, 2020

Management’s unaudited estimate of the range of the Company’s NAV per common share as of January 31, 2021 was $17.22 to $17.26.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report, and has determined there are no events in addition to those described above which would require adjustment to or disclosure in the financial statements and related notes through the date of release of this report.

Eagle Point Income Company Inc.

Financial Highlights

			For the period from
	For the year ended	For the year ended	October 16, 2018
Per Share Data	December 31, 2020	December 31, 2019	to December 31, 2018
Net asset value, beginning of period	$19.34	$18.28	$20.00

Net investment income, before fee waivers and expenses reimbursed (1)	1.27	1.15	0.10
Management fee voluntarily waived by the Adviser (1)	-	0.08	0.05
Expenses reimbursed by the Adviser (1)	-	0.06	0.20
Administration fee voluntarily waived by the Administrator (1)	-	0.03	-
Net investment income	1.27	1.32	0.35

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments (1) (2)	(2.21)	0.70	(1.72)

Net income (loss) and net increase (decrease) in net assets resulting from operations	(0.94)	2.02	(1.37)

Common stock distributions from net investment income (3)	(1.32)	(0.69)	(0.35)
Common stock distributions from net realized gains on investments (3)	-	-	-
Common stock distributions from tax return of capital (3)	(0.18)	-	-
Total common stock distributions declared to stockholders (3)	(1.50)	(0.69)	(0.35)

Common stock distributions based on weighted average shares impact	-	(0.15)	-
Total common stock distributions	(1.50)	(0.84)	(0.35)

Effect of shares issued (4)	-	(0.19)

Effect of underwriting discounts, commissions and offering expenses associated with shares issued (4)	(0.01)

Effect of offering expenses associated with shares issued (5)	-	(0.12)

Effect of paid-in capital contribution (6)	-	0.19
Net effect of shares issued	(0.01)	(0.12)	-

Net asset value at end of period	$16.89	$19.34	$18.28
Per share market value at beginning of period (7)	$18.76	$19.89	N/A
Per share market value at end of period	$14.41	$18.76	N/A

Total return, based on market value (8)	(14.07)%	(2.27)%	N/A
Total return, based on net asset value (9)	(4.91)%	9.56%	(6.85)%

Shares of common stock outstanding at end of period	6,106,458	6,018,273	3,769,596

Ratios and Supplemental Data:
Net asset value at end of period	$103,120,136	$116,408,383	$68,923,362
Ratio of net investment income to average net assets (10) (12)	8.65%	6.67%	8.54%
Ratio of expenses, before fee waivers and expenses reimbursed, to average net assets (10) (11) (12)	3.99%	2.75%	3.12%
Ratio of expenses, after fee waivers and expenses reimbursed, to average net assets (10) (11) (12)	N/A	1.89%	0.00%
Portfolio turnover rate (13)	29.14%	11.42%	2.35%

Credit Facility:
Principal amount outstanding at end of period	$14,815,000	$13,743,000	$-
Asset coverage per $1,000 at end of period (14)	$7,960.52	$9,470.38	$-

Eagle Point Income Company Inc.

Financial Highlights

Footnotes to the Financial Highlights:

(1)	Per share amounts are based on the weighted average of shares of common stock outstanding for the period.
(2)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments may include a balancing figure to reconcile to the change in NAV per share at the end of the period. The amount shown for a share outstanding throughout the period may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments for the period because of the timing of sales of the Company’s common stock in relation to fluctuating market values for the portfolio.
(3)	The information provided is based on estimates available at the period ended December 31, 2020 and each respective fiscal year end. The final tax characteristics of the Company’s earnings cannot be determined until tax returns are filed after the end of the fiscal year and may vary from these estimates.
(4)	Represents the effect per share of the Company’s issuance of shares of common stock pursuant to a private placement in May 2019 and the Company’s ATM offerings. Effect of shares issued reflect the impact of the offering price when compared to management’s estimated NAV per share at the time of each respective offering.
(5)	Represents the effect per share of offering expenses incurred prior to or in connection with the Company’s IPO. Please refer to Note 5 “Common Stock” for further discussion relating to the Company’s reimbursement of offering expenses.
(6)	Represents the effect of the paid-in capital contribution made by an affiliate of the Adviser pursuant to a private placement in May 2019. Please refer to Note 5 “Common Stock” for further discussion relating to the contribution made by an affiliate of the Adviser.
(7)	Represents the IPO price as of July 23, 2019 for the year ended December 31, 2019.
(8)	Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. For the year ended December 31, 2019 the total return on market value is calculated as the change in market value per share for the period commencing July 23, 2019, the date of the Company’s IPO, through December 31, 2019. The beginning market value per share is based on the initial public offering price of $19.89 per share. Total return does not reflect any sales load.
(9)	Total return based on net asset value is calculated as the change in net asset value per share during the period plus declared and paid dividends per share, divided by the beginning net asset value per share.
(10)	Ratios for the period from October 16, 2018 to December 31, 2018 are annualized. Ratios include the impact of the fee waivers and expenses reimbursed by the Adviser, where applicable.
(11)	Expenses of the Company for the period from October 16, 2018 to December 31, 2018 and for the period from January 1, 2019 to May 31, 2019 were reimbursed by the Adviser. In addition, the Adviser has voluntarily waived the management fee and the Administrator has voluntarily waived the administration fee for the same periods from October 16, 2018 to December 31, 2018 and from January 1, 2019 to May 31, 2019.
(12)	Ratios for the year ended December 31, 2020 and for the year ended December 31, 2019 include interest expense on the credit facility of 0.60% and 0.04% of average net assets, respectively. Ratios for the year ended December 31, 2019 include excise tax expense of 0.10% of average net assets.
(13)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total of investment sales executed during the period and repayments of principal, divided by the average fair value of the investments for the same period.
(14)	The asset coverage per unit figure is the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by the credit facility, to the aggregate dollar amount of outstanding borrowings of the credit facility, in accordance with section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount.

Eagle Point Income Company Inc.

Financial Highlights

Financial highlights for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 for the Members are as follows:

Per Unit Data	For the period from October 4, 2018 (Commencement of Operations) to October 15, 2018
Net asset value at beginning of period	$1,000.00
Net investment income	2.69
Net change in unrealized appreciation (depreciation) on investments	0.51
Net income (loss) and net increase (decrease) in net assets resulting from operations	3.20
Net asset value at end of period	$1,003.20
Total return (1)	0.32%

Ratios and Supplemental Data:
Net asset value at end of period	$75,391,911
Ratio of net investment income to average net assets (1)	0.27%
Ratio of expenses to average net assets (2)	0.00%
Portfolio turnover rate (3)	0.00%

(1)	Total return and ratio of net investment income to average net assets for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 are not annualized.
(2)	No expenses were borne by the Company from October 4, 2018 (Commencement of Operations) to October 15, 2018.
(3)	The Company did not enter transactions to purchase or sell securities from October 4, 2018 (Commencement of Operations) to October 15, 2018. As such, the portfolio turnover rate is 0.00%.

Note: The above Financial Highlights for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 for Members represents the period when the Company was initially organized as a Delaware limited liability company.

Eagle Point Income Company Inc.

Supplemental Information

Senior Securities Table

Information about the Company’s senior securities shown in the following table has been derived from the Company’s financial statements as of and for the dates noted.

Fiscal Period Ended	Title of Security	Total Principal Amount Outstanding	Asset Coverage per $1,000 of Principal Amount(1)
December 31, 2020	Credit Facility (Société Générale)	$14,815,000	$7,960.52
December 31, 2019	Credit Facility (Société Générale)	$13,743,000	$9,470.38

(1)	The asset coverage per unit figure is the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of senior securities (i.e., total borrowings under the Credit Facility), in accordance with section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 of indebtedness.

KPMG LLP
345 Park Avenue New York, NY 10154-0102

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Eagle Point Income Company Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Eagle Point Income Company Inc. (the Company), including the schedule of investments, as of December 31, 2020, the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for the two-year period then ended, the period of October 16, 2018 through December 31, 2018, and the period from October 4, 2018 (commencement of operations) through October 15, 2018. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, for the period of October 16, 2018 through December 31, 2018, and the period from October 4, 2018 (commencement of operations) through October 15, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Accompanying Supplemental Information

We have previously audited, in accordance with the standards of the PCAOB, the statement of assets and liabilities, including the schedule of investments, as of December 31, 2019, and the related statements of operations, cash flows and changes in net assets, and the related notes for the year then ended December 31, 2019 (none of which are presented herein), and we expressed an unqualified opinion on the financial statements. The senior securities table on page 38 has been subjected to audit procedures performed in conjunction with the audit of the Company’s financial statements. The senior securities table is the responsibility of the Company’s management. Our audit procedures included determining whether the senior securities table reconciles to the financial statements or the underlying accounting and other records, as applicable, and performing procedures to test the completeness and accuracy of the information presented in the senior securities table. In forming our opinion on the senior securities table, we evaluated whether the senior securities table, including its form and content, is presented in conformity with the instructions in Form N-2. In our opinion, the senior securities table is fairly stated, in all material respects, in relation to the financial statements as a whole.

We have served as the auditor of one or more companies advised by an affiliate of Eagle Point Income Management LLC since 2014.

New York, New York

February 22, 2021

Price Range of Common Stock

Our common stock began trading on July 24, 2019 and is currently traded on the NYSE under the symbol “EIC.” The following table lists the high and low closing sale price for our common stock, the high and low closing sale price as a percentage of NAV and distributions declared per share each quarter since July 24, 2019.

				Premium	Premium
				(Discount)	(Discount)
				of High	of Low
				Sales	Sales
		Closing Sales Price		Price	Price	Distributions
Period	NAV(1)	High	Low	to NAV(2)	to NAV(2)	Declared(3)
Fiscal year ending December 31, 2019
First quarter	N/A	N/A	N/A	N/A	N/A	N/A
Second quarter	N/A	N/A	N/A	N/A	N/A	N/A
Third quarter	$19.27	$20.34	$19.30	5.6%	0.2%	$0.2873
Fourth quarter	$19.34	$19.76	$18.05	2.2%	(6.7)%	$0.3978
Fiscal year ending December 31, 2020(4)
First quarter	$8.99	$19.28	$6.33	114.5%	(29.6)%	$0.3978
Second quarter	$14.14	$14.28	$7.96	1.0%	(43.7)%	$0.86
Third quarter	$14.84	$14.20	$12.56	(4.3)%	(15.4)%	$0.24
Fourth quarter	$16.89	$15.34	$13.11	(9.2)%	(22.4)%	$0.24

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.
(3)	Represents the cash distributions (including dividends, dividends reinvested and returns of capital, if any) per share that we have declared on our common stock in the specified quarter. Tax characteristics of distributions will vary.
(4)

For the fiscal year ending December 31, 2020, as reported on the Company’s 2020 Form 1099-DIV, distributions made by the Company were comprised of a return of capital, as calculated on a per share basis, of 12.2% (or $0.18 per share of common stock).

Shares of closed-end management investment companies may trade at a market price that is less than the NAV that is attributable to those shares. The possibility that the Company’s shares of common stock will trade at a discount to NAV or at a premium that is unsustainable over the long term is separate and distinct from the risk that the Company’s NAV will decrease. It is not possible to predict whether the Company’s shares will trade at, above or below NAV in the future. Our NAV per share was $16.89 as of December 31, 2020. The closing sales price for shares of the Company’s common stock on the NYSE on December 31, 2020 was $14.41, which represented a 14.68% discount to NAV per share. On February 9, 2021, the last reported closing sales price of the Company’s common stock was $15.09 per share. As of January 31, 2021, there were 13 stockholders of record of the Company’s common stock (which does not reflect holders whose shares are held in street name by a broker, bank or other nominee).

41

Dividend Reinvestment Plan

The Company has amended its dividend reinvestment plan (“DRIP”). Under the amended DRIP, each registered holder of at least one full share of our common stock will be automatically enrolled in the DRIP. Under the DRIP, distributions on shares of the Company’s common stock are automatically reinvested in additional shares of the Company’s common stock by American Stock Transfer & Trust Company, LLC (the “DRIP Agent”) unless a stockholder “opts-out” of the DRIP. Holders of the Company’s common stock who receive distributions in the form of additional shares of the Company’s common stock are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Distributions that are reinvested through the issuance of new shares increase the Company’s stockholders’ equity on which a management fee is payable to the Adviser. If we declare a distribution payable in cash, holders of shares of the Company’s common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) generally will receive such distributions in cash.

The DRIP Agent, on the Company’s behalf, will primarily use newly-issued, authorized shares of common stock to implement reinvestment of distributions under the DRIP (regardless of whether the outstanding shares are trading at a premium or at a discount to the Company’s NAV). However, the Company reserves the right to instruct the DRIP Agent to purchase shares of the Company’s common stock on the open market (on the New York Stock Exchange or elsewhere) in connection with the reinvestment of distributions under the DRIP to the extent that the Company’s shares of common stock are trading at a discount to NAV per share.

The number of shares of common stock to be credited to each participant’s account will be determined by dividing the aggregate dollar amount of the distribution by 95% of the closing market price per share of common stock on the payment date, provided that if 95% of the closing market price per share of common stock on the payment date is below the Company’s last determined NAV per share, then the number of shares to be credited to each participant’s account pursuant to the DRIP will be determined by dividing the aggregate dollar amount of the distribution by the lesser of (i) the last determined NAV per share and (ii) the closing market price per share.

In the event that the DRIP Agent is instructed to buy shares of our common stock on the open market, any shares so purchased will be allocated to each participant based upon the average purchase price (excluding any brokerage charges or other fees) of all shares purchased with respect to the distribution. In any case, the DRIP Agent (or the DRIP Agent’s broker) will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for the applicable distribution, whichever is sooner, to invest the distribution amount in shares acquired on the open market. To the extent that the DRIP Agent is unable to reinvest the full amount of the distribution through open market purchases, the balance shall be credited to participants’ accounts in the form of newly-issued shares of common stock, in accordance with the procedures described above. Open market purchases may be made on any securities exchange where shares of our common stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the DRIP Agent shall determine.

There are no brokerage charges with respect to shares of common stock issued directly by the Company. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.07 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

Holders of the Company’s common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Agent in writing at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. The DRIP Agent will mail a check to such holder (less applicable brokerage trading fees) on the settlement date, which is three business days after the shares have been sold. If a stockholder chooses to sell its shares through a broker, the

42

holder will need to request that the DRIP Agent electronically transfer their shares to the broker through the Direct Registration System.

Stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Agent in writing at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Such termination will be effective immediately if the notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution and thus apply to any subsequent dividend or distribution. If a holder of the Company’s common stock withdraws, full shares will be credited to their account, and the stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of the Company’s common stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if the stockholder wishes, the DRIP Agent will sell their full and fractional shares and send them the proceeds, less a transaction fee of $15.00 and less brokerage trading fees of $0.07 per share. If a stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Agent may terminate such stockholder’s participation in the DRIP after written notice. Upon termination, stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.

Stockholders who are not participants in the DRIP, but hold at least one full share of our common stock, may join the DRIP by notifying the DRIP Agent in writing at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. If received in proper form by the DRIP Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If a stockholders wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the stockholder should contact their nominee to see if it will participate in the DRIP. If a stockholder wishes to participate in the DRIP, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the stockholder will need to request that their shares be re-registered in their own name, or the stockholder will not be able to participate. The DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in their name and held for their account by their nominee.

Experience under the DRIP may indicate that changes are desirable. Accordingly, the Company and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by the Company.

All correspondence or additional information about the DRIP should be directed to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

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Additional Information

Management

Our Board of Directors (the “Board”) is responsible for managing the Company’s affairs, including the appointment of advisers and sub-advisers. The Board has appointed officers who assist in managing the Company’s day-to-day affairs.

The Board

The Board currently consists of six members, four of whom are not “interested persons” (as defined in the 1940 Act) of the Company. The Company refers to these directors as the Company’s “independent directors.”

Under our certificate of incorporation and bylaws, our board of directors is divided into three classes with staggered terms, with the term of only one of the three classes expiring at each annual meeting of our stockholders. The classification of the board across staggered terms may prevent replacement of a majority of the directors for up to a two-year period.

The directors and officers of the Company are listed below. Except as indicated, each individual has held the office shown or other offices with the same company for the last five years. Certain of the Company’s officers and directors also are officers or managers of our Adviser and its affiliates. Each of our directors also serves as a director of Eagle Point Credit Company Inc., a registered investment company for which an affiliate of our Adviser serves as investment adviser.

Name, Address[1] and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]

Interested Directors[2]

Thomas P. Majewski Age: 46	Class III Director, Chief Executive Officer, and Chairperson of the Board	Since inception; Term expires 2023	Managing Partner of Eagle Point Income Management LLC since September 2018; Managing Partner of Eagle Point Credit Management LLC since September 2012.	Eagle Point Credit Company Inc.

James R. Matthews Age: 53	Class II Director	Since inception; Term expires 2022	Principal of Stone Point Capital LLC since October 2011.	Eagle Point Credit Company Inc.

Independent Directors

Scott W. Appleby Age: 56	Class I Director	Since inception; Term expires 2021	President of Appleby Capital, Inc., a financial advisory firm, since April 2009.	Eagle Point Credit Company Inc.

Kevin F. McDonald Age: 54	Class III Director	Since inception; Term expires 2023	Chief Operating Officer of AltaRock Partners, an asset management firm, since January 2019; Director of Business Development and Investor Relations of Folger Hill Asset Management, LP from December 2014 to July 2018; Principal of Taylor Investment Advisors, LP from March 2002 to March 2017.	Eagle Point Credit Company Inc.

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Name, Address[1] and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]
Paul E. Tramontano Age: 59	Class II Director	Since inception; Term expires 2022	Senior Managing Director and Portfolio Manager at First Republic Investment Management since October 2015.	Eagle Point Credit Company Inc.

Jeffrey L. Weiss Age: 59	Class I Director	Since inception; Term expires 2021	Private Investor since June 2012; Managing Partner of Colter Lewis Investment Partners since January 2018.	Eagle Point Credit Company Inc.

[1]	The business address of each of our directors is c/o Eagle Point Income Company Inc., 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830.
[2]	Mr. Majewski is an interested director due to his position as our Chief Executive Officer and his position with the Adviser. Mr. Matthews is an interested director due to his position with Stone Point Capital LLC, which is an affiliate of the Adviser.
[3]	Eagle Point Credit Company Inc. is considered to be in the same fund complex as us and, as a result, each director serves as a director of two investment companies in the same complex.

The Company’s registration statement, prospectus and proxy statement for the annual stockholders’ meeting include additional information about our directors. A copy of the prospectus and proxy statement is available free of charge at www.eaglepointincome.com or upon request by calling (844) 810-6501.

Officers

Information regarding our officers who are not directors is as follows:

Name, Address[1] and Age	Positions Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Last Five Years

Kenneth P. Onorio Age: 53	Chief Financial Officer and Chief Operating Officer	Since inception	Chief Financial Officer of Eagle Point Credit Company Inc. since July 2014 and Chief Operating Officer of Eagle Point Credit Company Inc. since November 2014; Chief Financial Officer of the Adviser since October 2018 and Eagle Point Credit Management since July 2014; Chief Operating Officer of the Adviser since October 2018 and Eagle Point Credit Management since August 2014.

Nauman S. Malik Age: 40	Chief Compliance Officer	Since inception	Chief Compliance Officer of Eagle Point Credit Company Inc. since September 2015; General Counsel of the Adviser since October 2018 and Eagle Point Credit Management since June 2015; Chief Compliance Officer of the Adviser from October 2018 to March 2020 and Eagle Point Credit Management from September 2015 to March 2020.

Courtney B. Fandrick Age: 38	Secretary	Since inception	Chief Compliance Officer of the Adviser and Eagle Point Credit Management since April 2020; Secretary of Eagle Point Credit Company Inc. since August 2015; Deputy Chief Compliance Officer of the Adviser from October 2018 to March 2020 and Eagle Point Credit Management from December 2014 to March 2020.

[1]	The business address of each of our officers is c/o Eagle Point Income Company Inc., 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830. All of our officers are officers or employees of the Adviser or affiliated companies.
[2]	Each officer holds office until his or her successor is chosen and qualifies, or until his or her earlier resignation or removal.

45

Director and Officer Compensation

Our independent directors received compensation from the Company in the amounts set forth in the following table during the fiscal year ended December 31, 2020.

Name	Aggregate Compensation from the Company[1,2]
Scott W. Appleby	$59,583
Kevin F. McDonald	$42,315
Paul E. Tramontano	$55,000
Jeffrey L. Weiss	$64,167
TOTAL	$221,065	*

* Reflects $27,083, $12,315, $25,000, and $29,167 relating to the year ended December 31, 2019 that was payable to each of Mr. Appleby, Mr. McDonald, Mr. Tramontano and Mr. Weiss as of December 31, 2019, respectively, and paid during the year ended December 31, 2020; does not reflect $127,500 relating to the year ended December 31, 2020 that was paid during the month ended January 31, 2021, which amount was comprised of $32,500, $30,000, $30,000 and $35,000 paid to each of Mr. Appleby, Mr. McDonald, Mr. Tramontano and Mr. Weiss, respectively.

[1]	For a discussion of the independent directors’ compensation, see below.

[2]	The Company does not maintain a pension plan or retirement plan for any of our directors.

As compensation for serving on the Board, each independent director receives an annual fee of $60,000, as well as reasonable out-of-pocket expenses incurred in attending Board and committee meetings. The chairman of the audit committee receives an additional annual fee of $10,000 and the chairman of the nominating committee receives an additional annual fee of $5,000 for their additional services in these capacities.

No compensation is, or is expected to be, paid by us to our directors who are “interested persons” of us, as such term is defined in the 1940 Act, or to our officers. Our officers are compensated by the Adviser or one of its affiliates, as applicable.

We have entered into an Administration Agreement pursuant to which Eagle Point Administration LLC, our administrator (“Eagle Point Administration”), performs, or arranges for the performance of, our required administrative services, among other things. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Eagle Point Administration’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and chief compliance officer and our allocable portion of the compensation of any administrative support staff. Our allocable portion of such total compensation is based on an allocation of the time spent on us relative to other matters. The Administration Agreement will remain in effect if approved by the Board, including by a majority of our independent directors, on an annual basis. The Administration Agreement was most recently approved by the Board in May 2020.

Stockholder Meeting Information

An annual meeting of stockholders of the Company was held on May 15, 2020. At the meeting, the two nominees for reelection as Class III directors, Thomas P. Majewski and Kevin F. McDonald, were each elected to serve as a director for a term expiring at the Company’s 2023 annual meeting or until his successor is duly elected and qualified. A discussion regarding the voting at such meeting is available in our Semiannual Report for the period ended June 30, 2020. A copy of the Semiannual

46

Report is available free of charge at www.eaglepointincome.com, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Investment Advisory Agreement

Subject to the overall supervision of our Board, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, us pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in our Semiannual Report for the period ended June 30, 2020. A copy of the Semiannual Report is available free of charge at www.eaglepointincome.com, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Portfolio Information

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Company’s Form N-PORT is available without charge, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Proxy Information

The Company has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s pre-effective amendment to its registration statement on Form N-2 filed on May 29, 2020 with the SEC, which can be found on the SEC’s website (www.sec.gov).

Information regarding how the Company voted proxies relating to portfolio securities for the 12-month period ending June 30, 2020 is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s Form N-PX filing made on August 17, 2020 with the SEC, which can be found on the SEC’s website (www.sec.gov). The Company also makes this information available on its website at www.eaglepointincome.com.

Tax Information

For the tax year ended December 31, 2020, the Company recorded distributions on our common stock equal to $1.4978 per share or $9.10 million.

Privacy Notice

The Company is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Income Company Inc. and its affiliated companies. The terms of this notice apply to both current and former stockholders. The Company will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Company maintains procedural safeguards that are reasonably designed to comply with federal standards. We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Company’s investment adviser, Eagle Point Income Management, LLC and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. The Company’s goal is to limit the collection and use of information about you. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase shares of the Company’s common stock and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

47

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports, proxy statements and other information required by law, and to send you information the Company believes may be of interest to you. We may disclose your personal information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Company. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

If you have any queries or concerns about the privacy of your personal information, please contact our investor relations team at (203) 340-8510 or (844) 810-6501.

We will review this policy from time to time and may update it at our discretion.

*                         *                         *

48

End of Annual Report. Back Cover Follows.

EAGLE POINT
INCOME COMPANY

Eagle Point Income Company Inc.

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 340 8500

Investment Adviser

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
(800) 937 5449

www.eaglepointincome.com

© Eagle Point Income Company Inc. All rights reserved.

Item 2. Code of Ethics

As of the end of the period covered by this report, Eagle Point Income Company Inc. (the “registrant”) has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “SOX Code of Ethics”). The registrant did not amend, or grant any waivers from, any provisions of the SOX Code of Ethics during the period covered by this report. The registrant’s SOX Code of Ethics is available upon request to any person without charge. Such requests should be submitted to the registrant’s Chief Compliance Officer at (203) 340-8500, toll free (844) 810-6501 or cco@eaglepointcredit.com.

Item 3. Audit Committee Financial Expert

The registrant’s board of directors has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The board of directors has determined that Jeffrey Weiss satisfies the requirements of an audit committee financial expert. Mr. Weiss is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees. The aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”), the registrant’s independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2019 and December 31, 2020 were $124,800 and $135,500, respectively.

(b)	Audit-Related Fees. The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended December 31, 2019 and December 31, 2020 were $184,000 and $86,250, respectively. These fees include audit-related services in connection with the registrant’s “at the market” common stock issuance program and the filing of its shelf registration statements during the period. The Adviser or its affiliates have paid all audit-related fees of the registrant prior to or in connection with the registrant’s initial offering of common stock.

(c)	Tax Fees. The aggregate fees billed for professional services by KPMG for tax compliance, tax advice and tax planning in the fiscal years ended December 31, 2019 and December 31, 2020 were $27,500 and $30,590, respectively. These fees were in connection with the preparation of the registrant’s regulated investment company tax compliance and related tax advice.

(d)	All Other Fees. The aggregate fees billed for all other services not listed in (a) through (c) above by KPMG in the fiscal years ended December 31, 2019 and December 31, 2020 were $0 and $0, respectively.

(e)	(1) The registrant’s Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the registrant’s independent registered public accounting firm. Under the policies, on an annual basis, the registrant’s Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the registrant.

In addition, the registrant’s Audit Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the registrant. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the registrant), the Audit Committee receives an annual report showing the aggregate fees paid by Service Affiliates for such services.

The registrant’s Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the registrant or a Service Affiliate that were not pre-approved as part of the annual process described above. The Audit Committee may form and delegate authority to subcommittees consisting of one (1) or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that any decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Committee pre-approve permitted non-audit services provided to the registrant pursuant to de minimis exceptions described in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable regulations.

(2) None of the independent accountant’s expenses described in paragraphs (b) through (d) of this item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X as all such expenses were pre-approved by the Audit Committee.

(f)	Not Applicable

(g)	For the fiscal years ended December 31, 2019 and December 31, 2020, the aggregate fees billed by KPMG for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $211,500 and $116,840, respectively. For the years ended December 31, 2019 and December 31, 2020, these fees were for the services rendered in connection with tax compliance, tax advice, tax planning, the registrant’s “at the market” common stock issuance program and the filing of its shelf registration statement. These fees exclude any fees paid by Eagle Point Credit Management LLC and its affiliates.

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrant

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the committee are Jeffrey L. Weiss (chair), Scott Appleby, Kevin McDonald and Paul Tramontano.

Item 6. Investments

A schedule of investments is included in the Company’s report to stockholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated its proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and the registrant’s independent directors, and, accordingly, are subject to change.

Introduction

An investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of the Adviser’s clients.

These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of the registrant’s investment strategy, the Adviser does not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by the registrant. The Adviser’s general policy is to exercise voting or consult authority in a manner that serves the interests of the registrant’s stockholders. The Adviser may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If at any time the Adviser becomes aware of a material conflict of interest relating to a particular proxy proposal, the Adviser’s Chief Compliance Officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of the registrant’s stockholders.

Proxy Voting Records

Information regarding how the Adviser voted proxies relating to the registrant’s portfolio securities is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how the Adviser voted proxies by making a written request for proxy voting information to: Eagle Point Income Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830 or cco@eaglepointcredit.com.

Item 8. Portfolio Managers of Closed-End Investment Companies

Information pertaining to the portfolio managers of the registrant, and information relating to the registrant’s investment adviser, is set forth below as of December 31, 2020.

The management of the registrant’s investment portfolio is the responsibility of the Adviser pursuant to an investment advisory agreement (“Investment Advisory Agreement”).

Our executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the senior investment team, have several conflicts of interest as a result of the other activities in which they engage. The Adviser is affiliated with other entities engaged in the financial services business. Also, under a personnel and resources agreement, Eagle Point Credit Management LLC makes available certain personnel and resources, including portfolio managers and investment personnel, to the Adviser as the Adviser may determine to be reasonably necessary to the conduct of its operations. These relationships may cause the Adviser’s and certain of its affiliates’ interests, and the interests of their officers and employees, including the senior investment team, to diverge from the registrant’s interests and may result in conflicts of interest that may not be foreseen or resolved in a manner that is always or exclusively in the registrant’s best interest. The Adviser has entered into, and may in the future enter into additional, business arrangements with certain of the registrant’s stockholders. In such cases, such stockholders may have an incentive to vote shares held by them in a manner that takes such arrangements into account.

There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar or different investment objectives, philosophies and strategies as those used by the Adviser for the registrant’s account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between the registrant and any other account managed by the Adviser or an affiliate. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers or employees. In addition, certain of these accounts may provide for higher management fees or have incentive fees or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser to favor such other accounts. Further, accounts managed by the Adviser or certain of its affiliates hold, and may in the future be allocated, certain investments in collateralized loan obligations (“CLOs”), such as debt tranches, which conflict with the positions held by other accounts in such CLOs, such as the registrant. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliates will have a conflict of interest as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including the registrant. In such cases, such conflicts may not be resolved in a manner that is always or exclusively in our best interests.

In addition, certain of the Adviser’s affiliates (and the investment funds that they manage) may also invest in companies that compete with the Adviser and that therefore manage other accounts and funds that compete for investment opportunities with the registrant. The registrant’s executive officers and Directors, as well as other current and potential future affiliated persons, officers and employees of the Adviser and certain of its affiliates, may serve as officers, directors or principals of, or manage the accounts for, other entities, including Eagle Point Credit Company Inc., with investment strategies that substantially or partially overlap with the strategy that the registrant pursues. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of the registrant or the registrant’s common stockholders.

Further, the professional staff of the Adviser will devote as much time to the registrant as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons are also committed to providing investment advisory and other services for other clients and engage in other business ventures in which the registrant has no interest. In addition, certain personnel of the Adviser also serve as members of the investment committee of an affiliate of the Adviser or otherwise may be involved in providing research, analysis, valuation and/or other support services to such affiliate or other affiliates of the Adviser. Certain of the Adviser’s and its affiliates’ senior personnel and ultimate managers serve and may serve as officers, directors, managers or principals of other entities that operate in the same or a related line of business as the Adviser, and its affiliates, or that are service providers to firms or entities such as the Adviser, the registrant, CLOs or other similar entities. Accordingly, such persons may have obligations to investors in those entities the fulfillment of which may not be in the registrant’s best interest. In addition, certain of such persons hold direct and indirect personal investments in various companies, including certain investment advisers and other operating companies, some of which do or may provide services to the Adviser, the registrant, or other accounts serviced by the Adviser or its affiliates, or to any issuer in which the registrant may invest. The registrant may pay fees or other compensation to any such operating company or financial institution for services received. Further, these relationships may result in conflicts of interest that may not be foreseen or may not be resolved in a manner that is always or exclusively in the registrant’s best interest. As a result of these separate business activities and payment structures, the Adviser and the portfolio managers have conflicts of interest in allocating management time, services and functions among the registrant and its affiliates and other business ventures or clients.

As a fiduciary, the Adviser owes a duty of loyalty to its clients, including the registrant, and must treat each client fairly. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser and Eagle Point Credit Management LLC have adopted and reviewed policies and procedures pursuant to which it allocates investment opportunities appropriate for more than one client account in a manner deemed appropriate in its sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser and Eagle Point Credit Management LLC may take into account regulatory, tax or legal requirements applicable to an account. In allocating investment opportunities, the Adviser may use rotational, percentage or other allocation methods provided that doing so is consistent with the Adviser’s and Eagle Point Credit Management LLC’s internal conflict of interest and allocation policies and the requirements of the Advisers Act, the Investment Company Act of 1940, as amended (the “1940 Act”), and other applicable laws. In addition, an account managed by the Adviser, such as the registrant, is expected to be considered for the allocation of investment opportunities together with other accounts managed by affiliates of the Adviser, including Eagle Point Credit Management. There is no assurance that investment opportunities will be allocated to any particular account equitably in the short-term or that any such account, including the registrant, will be able to participate in all investment opportunities that are suitable for it.

In the ordinary course of business, the registrant may enter into transactions with persons who are affiliated with the registrant by reason of being under common control of the Adviser or its affiliates. In order to ensure that the registrant does not engage in any prohibited transactions with any affiliated persons, the registrant has implemented certain policies and procedures whereby its executive officers screen each of its transactions for any possible affiliations between the registrant, the Adviser and its affiliates and the registrant’s employees, officers and directors. The registrant will not enter into any such transactions unless and until it is satisfied that doing so is consistent with the 1940 Act, applicable SEC exemptive rules, interpretations or guidance, or the terms of the registrant’s exemptive order (discussed below), as applicable. The registrant’s affiliations may require it to forgo attractive investment opportunities. For example, the registrant may be limited in its ability to invest in CLOs managed by certain affiliates of the Adviser.

The registrant may co-invest on a concurrent basis with other accounts managed by the Adviser and may do so with other accounts managed by certain of the Adviser’s affiliates subject to compliance with applicable regulations and regulatory guidance and applicable written allocation procedures. The registrant is able to rely on the exemptive relief granted by the SEC to Eagle Point Credit Management LLC and certain of its affiliates to participate in certain negotiated co-investments alongside other accounts, including Eagle Point Credit Company Inc., managed by Eagle Point Credit Management LLC, or certain of its affiliates, including the Adviser, subject to certain conditions including (i) that a majority of the registrant’s directors who have no financial interest in the transaction and a majority of the registrant’s directors who are not interested persons, as defined in the 1940 Act, of the registrant approve the co-investment and (ii) the price, terms and conditions of the co-investment are the same for each participant. The Adviser may determine not to allocate certain potential co-investment opportunities to the registrant after taking into account regulatory requirements or other considerations. A copy of the registrant’s application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

In order to address such conflicts of interest, the registrant has adopted a Code of Ethics. Similarly, the Adviser has separately adopted a Code of Ethics (“Code”). The Adviser’s Code requires the officers and employees of the Adviser to act in the best interests of its client accounts (including the registrant), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. The registrant’s Directors and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

In addition, the Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

Investment Personnel. The senior investment team of the Adviser is primarily responsible for the registrant’s day-to-day investment management and the implementation of the registrant’s investment strategy and process, with oversight provided by the Adviser’s board of managers. Biographical information on the senior investment team, each of whom has served as a portfolio manager since the registrant’s inception, is set forth below:

Thomas P. Majewski, Managing Partner (Since November 2012).  Mr. Majewski is a Managing Partner of the Adviser and Managing Partner and a founder of Eagle Point Credit Management, and serves as a director and Chief Executive Officer of Eagle Point Credit Company Inc. Mr. Majewski has been involved in the formation and/or monetization of many CLO transactions across multiple market cycles. Mr. Majewski led the creation of some of the earliest refinancing CLOs, introducing techniques that are now commonplace in the market. Mr. Majewski’s experience in the CLO market dates back to the 1990s. He has spent his entire career in the structured finance and credit markets. Mr. Majewski is also a member of the Adviser’s Board of Managers and Eagle Point Credit Management’s investment committee.

Prior to joining Eagle Point Credit Management LLC in September 2012, Mr. Majewski was a Managing Director and U.S. Head of CLO Banking at RBS Securities Inc., or “RBS,” from September 2011 through September 2012, where he was responsible for all aspects of RBS’s new-issue CLO platform. Prior to joining RBS, Mr. Majewski was the U.S. country head at AMP Capital Investors (US) Ltd. and AE Capital Advisers (US) LLC, where he was responsible for investing in credit, structured products and other private assets on behalf of several Australian investors. Prior to this, Mr. Majewski was a Managing Director and head of CLO banking at Merrill Lynch Pierce Fenner and Smith Inc. Mr. Majewski also has held leadership positions within the CLO groups at JPMorgan Securities Inc. and Bear, Stearns & Co. Inc. Mr. Majewski serves as a member of the board of managers and investment committee of Marble Point, and as a director of Marble Point Loan Financing Limited, an investment fund managed by Marble Point which is listed on the London Stock Exchange. Mr. Majewski has a B.S. from Binghamton University and has been a Certified Public Accountant (inactive).

Daniel W. Ko, Principal and Portfolio Manager (Since December 2012).  Mr. Ko is a Portfolio Manager of the Adviser and Eagle Point Credit Management. Mr. Ko is responsible for manager evaluation and structuring investment opportunities in the primary CLO market, analyzing secondary CLO market opportunities, executing trades and monitoring investments. Mr. Ko has specialized in structured finance throughout his entire career.

Prior to joining Eagle Point Credit Management in December 2012, Mr. Ko was with Bank of America Merrill Lynch, or “BAML,” for the previous six years, most recently as Vice President of the CLO structuring group, where he was responsible for modeling the projected deal cash flows, negotiating deal terms with both debt and equity investors and coordinating the rating process. In addition, he was responsible for exploring non-standard structuring initiatives such as financing trades with dynamic leverage, emerging market collateralized bond obligations and European CLOs. Prior to joining the CLO structuring group, Mr. Ko managed BAML’s legacy CLO, trust-preferred securities CDO and asset-backed securities CDO portfolios. Prior to Bank of America’s merger with Merrill Lynch, Mr. Ko was an associate in Merrill Lynch’s CDO structuring group, Mr. Ko graduated magna cum laude from the University of Pennsylvania’s Wharton School with a B.S. in finance and accounting.

Daniel M. Spinner (CAIA), Principal and Portfolio Manager (Since February 2013).  Mr. Spinner is a Principal and Portfolio Manager of the Adviser and Eagle Point Credit Management. Mr. Spinner is primarily responsible for manager evaluation and due diligence and for monitoring investments. Mr. Spinner is also actively involved in investor relations and communications. Mr. Spinner is an alternative asset management industry specialist with 20 years of experience advising, financing and investing in alternative asset management firms and funds. Mr. Spinner’s experience in the CLO market dates back to the late 1990s.

Prior to joining Eagle Point Credit Management in February 2013, Mr. Spinner was an Investment Analyst at the 1199SEIU Benefit and Pension Funds, from June 2009 to February 2013, where he oversaw the private equity, special opportunities credit and real estate allocations. The 1199SEIU Benefit and Pension Funds are collectively among the largest Taft-Hartley plans in the United States. Prior to this, Mr. Spinner was a Managing Director at Bear, Stearns & Co. Inc. focused on alternative asset managers. Prior to Bear Stearns, Mr. Spinner was the co-founder and president of Structured Capital Partners, Inc., a financial holding company formed to invest in structured credit managers. Mr. Spinner was credit trained at Chase Manhattan Bank where he began his career as an investment banker and spent seven years in the Financial Institutions Group (including at JPMorgan Securities Inc. post-merger), where he had coverage responsibility for asset management firms including CLO collateral managers. Mr. Spinner serves as a member of the board of managers and investment committee of Marble Point. Mr. Spinner earned a B.A., summa cum laude, from Gettysburg College and an M.B.A. from Columbia University.

The following table sets forth other accounts within each category listed for which members of the senior investment team are jointly and primarily responsible for day-to-day portfolio management as of December 31, 2020. Among the accounts listed below, one of the “Registered Investment Companies” (with total assets of $512.6), all of the “Other Pooled Investment Vehicles” (with total assets of $1,499.5), and 13 of the “Other Accounts” (with total assets of $675.5) are subject to a performance fee.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Thomas P. Majewski	2	$631.3	6	$1,499.5	33	$2,194.7
Daniel W. Ko	2	$631.3	6	$1,499.5	33	$2,194.7
Daniel M. Spinner	2	$631.3	6	$1,499.5	33	$2,194.7

* Total Assets are estimated and unaudited and may vary from final audited figures. Total assets exclude amounts invested in the equity of another investment vehicle managed by the portfolio manager so as to avoid double counting.

Compensation.

Investment professionals of the Adviser are paid out of the total revenues of the Adviser and certain of its affiliates, including Eagle Point Credit Management LLC, including the advisory fees earned with respect to providing advisory services to the registrant. Professional compensation is structured so that key professionals benefit from strong investment performance generated on accounts that the Adviser and such affiliates manage and from their longevity with the Adviser and its affiliates. Each member of the senior investment team has indirect equity ownership interests in the Adviser and related long-term incentives. Members of the senior investment team also receive a fixed base salary and an annual market and performance-based cash bonus. The bonus is determined by the Adviser’s ultimate board of managers, and is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and its affiliates, and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the registrant’s long-term performance and the value of the registrant’s assets as well as the portfolios managed for the Adviser’s and such affiliates’ other clients.

Securities Owned in the Company by Portfolio Managers.

The table below sets forth the dollar range of the value of the shares of the registrant’s common stock which are owned beneficially by each portfolio manager as of December 31, 2020. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company(1)
Thomas P. Majewski	$100,001-$500,000
Daniel W. Ko	$50,001-$100,000
Daniel M. Spinner	$100,001-$500,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

There have been no purchases by or on behalf of the registrant of shares or other units of any class of the registrant’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activity during the fiscal year ended December 31, 2020.

Item 13. Exhibits

(a) (2)   Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)        Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT INCOME COMPANY INC.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer
Date:	February 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (principal executive officer)
Date:	February 23, 2021

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer (principal financial officer)
Date:	February 23, 2021